CLOSED-END NEW YORK MUNICIPAL PORTFOLIO, SERIES 3

               CLOSED-END NEW JERSEY MUNICIPAL PORTFOLIO, SERIES 1
                                    series of
               Claymore Securities Defined Portfolios, Series 245



                                 [Claymore Logo]



                     PROSPECTUS PART A DATED AUGUST 24, 2005



         Portfolios of securities selected by Claymore Securities, Inc.



                 The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.



================================================================================
 INVESTMENT SUMMARY


                                    OVERVIEW

     Claymore Securities Defined Portfolios, Series 245 is a unit investment trust that consists of the Closed-End New York Municipal Portfolio, Series 3 (the "New York Trust") and the Closed-End New Jersey Municipal Portfolio, Series 1 (the "New Jersey Trust"), (the "trusts" and individually, a "trust"). Claymore Securities, Inc. ("Claymore" or the "sponsor") serves as the sponsor of the trusts.

     The trusts are scheduled to terminate in approximately 5 years.


================================================================================
 CLOSED-END NEW YORK MUNICIPAL
 PORTFOLIO, SERIES 3


                              INVESTMENT OBJECTIVE

     The New York Trust seeks to provide high current income and the potential for capital appreciation.

                          PRINCIPAL INVESTMENT STRATEGY

     The trust contains common stocks of closed-end investment companies ("Closed-End Funds"), the majority of which contain portfolios that are concentrated in tax-free New York municipal bonds, which are rated investment grade (Baa or BBB or better) as determined by Moody's Investor Services ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's").

     See "Description of Ratings" in Part B of the prospectus for additional information regarding the ratings criteria.

                               SECURITY SELECTION

     The sponsor has selected for the portfolio common stocks of Closed-End Funds believed to have the best potential to achieve the trust's investment objective (the "securities"). The trust seeks to provide monthly income that is exempt from federal income taxes by investing in Closed-End Funds that invest in tax-free municipal bonds. Municipal bonds generally offer investors the potential for stable tax-free income. However, a portion of the income may be subject to the alternative minimum tax.

     When selecting Closed-End Funds for inclusion in this portfolio the sponsor looks at numerous factors. These factors include but are not limited to:

     Investment Objective. The sponsor favors funds that have a clear investment objective in line with the trust's objective and, based upon a review of publicly available information, appear to be maintaining it.

     Premium/Discount. The sponsor favors funds that are trading at a discount relative to their peers and relative to their long-term average.

     Consistent Dividend. The sponsor favors funds that have a history of paying a consistent and competitive dividend which, in the opinion of the sponsor, can be maintained.

     Performance. The sponsor favors funds that have a history of strong relative performance (based on market price and net asset value) when compared to their peers and an applicable benchmark.

                                 PRINCIPAL RISKS

     You can lose money by investing in the trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

     o Share prices can be volatile. The value of your investment may fall over time.

     o The value of the securities in the Closed-End Funds will generally fall if interest rates, in general, rise. Typically, securities with longer periods before maturity are more sensitive to interest rate changes.

     o An issuer may be unwilling or unable to make principal payments and/or to declare dividends in the future, may call a security before its stated maturity or may reduce the level of dividends declared. This may result in a reduction in the value of your units.

     o The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the primary offering period.

     o The trust is concentrated in securities of Closed-End Funds. Closed-End Funds are actively managed investment companies that invest in various types of securities. Closed-End Funds issue shares of common stock that are traded on a securities exchange. Closed-End Funds are subject to various risks, including management's ability to meet the Closed-End Fund's investment objective, and to manage the Closed-End Fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding Closed-End Funds or their underlying investments change. Closed-End Funds are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.

     o Closed-End Funds held by the trust invest in New York municipal bonds. Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition, a drop in bond ratings or when there is a decrease in the federal income tax rate. Typically, bonds with longer periods before maturity are more sensitive to interest rate changes. Municipal bonds generally generate income exempt from federal income taxation, but may be subject to the alternative minimum tax. Capital gains, if any, may be subject to tax. Because the Closed-End Funds are concentrated in bonds of issuers located in New York, there may be more risk than if the bonds were issued by issuers located in several states.

     o The trust is considered to be a "trust of funds." As such, it is subject to certain termination restrictions that may result in a reduction in the value of your units.

     o Inflation may decrease the value of money, which may lead to a decrease in the value of assets or income from investments.

     o We do not actively manage the portfolio. The trust will generally hold, and may continue to buy, the same securities even though the security's outlook or rating or its market value or yield may have changed.

                                   TAX STATUS

     Federal Tax. Some dividends on the securities in the trust may qualify as "exempt-interest dividends," which generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed).

     New York State and City Tax. In the opinion of Emmet, Marvin & Martin, LLP, special counsel for the Municipal Trust for New York tax matters, under existing law:

     Exempt-interest dividends within the meaning of Internal Revenue Code
Section 852(b)(5) paid by the regulated investment companies, to the extent that they would be exempt from New York State or New York City personal income tax if directly received by a unitholder, will retain their tax-exempt status when received by the trust and distributed to such unitholder.

     See "Tax Status" in Part B of the prospectus for further tax information.

                                WHO SHOULD INVEST

     You should consider this investment if:

     o You are seeking to own closed-end fund common stocks in one convenient package;


--------------------------------------------------------------------------------
                              ESSENTIAL INFORMATION
                           (AS OF THE INCEPTION DATE)

     INCEPTION DATE                August 24, 2005

     UNIT PRICE AT INCEPTION
       (PUBLIC OFFERING PRICE)              $10.00

     TERMINATION DATE              August 25, 2010

     DISTRIBUTION DATE      25th day of each month
                       commencing October 25, 2005

     RECORD DATE           15th day of each month
                       commencing October 15, 2005


     CUSIP NUMBERS

     CASH DISTRIBUTIONS
     Standard Accounts                   183841675
     Fee Account Cash                    183841691


     REINVESTED DISTRIBUTIONS
     Standard Accounts                   183841683
     Fee Account Reinvest                183841709


     TICKER                                 CENYCX


     PORTFOLIO DIVERSIFICATION
                                       APPROXIMATE
     SECTOR                   PORTFOLIO PERCENTAGE
     -----                      ------------------
     Closed-End Funds                       100.00%
                                            ------
                                            100.00%
                                            ------


     MINIMUM INVESTMENT
     All accounts                             $250
--------------------------------------------------------------------------------


     o    You want current income and diversification;

     o The trust represents only a portion of your overall investment portfolio; and

     o    The trust is part of a longer term investment strategy.

     You should not consider this investment if:

     o You are unwilling to take the risks involved with owning closed-end fund common stocks;

     o You are seeking capital preservation as a primary investment objective;

     o You are seeking a short-term investment or an investment to be used as a trading vehicle; or

     o    You are seeking an aggressive high-growth investment strategy.

                                FEES AND EXPENSES

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                         PERCENTAGE
                           PUBLIC        AMOUNT PER
                          OFFERING         $1,000
INVESTOR FEES              PRICE          INVESTED
------------              ---------       ---------
INITIAL SALES FEE
  PAID ON PURCHASE (1)          1.00%        $10.00
DEFERRED SALES FEE (1)          3.45          34.50
CREATION AND
  DEVELOPMENT FEE (1)           0.50           5.00
                               -----          -----
MAXIMUM SALES FEES
  (including creation
  and development fee           4.95%        $49.50
                               =====          =====

INVESTOR FEES

ESTIMATED ORGANIZATION COSTS
  (amount per 100 units paid
  by trust at end of initial
  offering period or after six
  months, at the discretion
  of the sponsor)                       $5.00
                                        =====

                        APPROXIMATE
                        % OF PUBLIC
ANNUAL FUND OPERATING     OFFERING       AMOUNT PER
EXPENSES OF THE TRUST    PRICE (4)       100 UNITS
---------------------     ---------       ---------
Trustee's fee                0.0950%      $ 0.950
Sponsor's supervisory fee    0.0300         0.300
Evaluator's fee              0.0350         0.350
Bookkeeping and
  administrative fee         0.0350         0.350
Estimated other trust
  operating expenses (5)     0.0191         0.191
Estimated Closed-End

  Fund expenses (6)          1.0300        10.300
                             ------       -------
  Total                      1.2441%      $12.441
                             ======       =======

(1) The initial sales fee provided above is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D Fee") (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred charges begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.

(2) The deferred sales fee is fixed at $0.345 per unit and is deducted in monthly installments of $0.115 per unit on the last business day of each month from June, 2006 through August, 2006. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.

(3) The C&D Fee compensates the sponsor for creating and developing your trust. The actual C&D Fee is $0.05 per unit and is paid to the sponsor at the close of the initial offering period, which is expected to be six months to one year from the Inception Date. The percentages provided are based on a $10.00 unit as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the C&D Fee will be less than 0.50% of the Public Offering Price; if the unit price is less than $10 per unit, the C&D Fee will exceed 0.50% of the Public Offering Price.

(4) Based on 100 units with a $10.00 per unit Public Offering Price as of the Inception Date.

(5) Other operating expenses do not include brokerage cost and other transactional fees.

(6) Although not an actual trust operating expense, the trust, and therefore the unitholders, will indirectly bear similar operating expenses of the Closed-End Funds held by the trust in the estimated amount provided above. Estimated Closed-End Fund expenses are based upon the net asset value of the number of Closed-End Fund shares held by the trust per Unit multiplied by the Annual Operating Expenses of the Closed-End Funds for the most recent fiscal year.

                                     EXAMPLE

     This example helps you compare the costs of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

     1 year                             $     678
     3 years                                  937
     5 years (life of trust)                1,216

     These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any brokerage fees the trust pays or any transaction fees that broker-dealers may charge for processing redemption requests.

                      ESTIMATED ANNUAL INCOME DISTRIBUTIONS

     The portfolio's estimated annual income distributions are $0.5268 per unit for the first year. The amount of distributions may increase or decrease as securities in the portfolio mature, are called or are sold, as the dividends received change or as fees and expenses increase or decrease. Estimated distributions assume that all of the securities and expected dividends are delivered to the portfolio. These figures are estimates as of the business day prior to the Inception Date; actual payments may vary.

     See "Expenses of the Trust" in Part B of the prospectus for additional information.



                                 TRUST PORTFOLIO

CLAYMORE SECURITIES PORTFOLIOS SERIES 245
CLOSED-END NEW YORK MUNICIPAL PORTFOLIO, SERIES 3
THE TRUST PORTFOLIO AS OF THE INCEPTION DATE, AUGUST 24, 2005
-------------------------------------------------------------------------------------------------------------------
    NUMBER                                                                PERCENTAGE   PER SHARE       COST TO
   OF SHARES  TICKER     COMPANY NAME (1)                                OF PORTFOLIO    PRICE    PORTFOLIO (2)(3)
-------------------------------------------------------------------------------------------------------------------
   777         BNY       BlackRock New York Municipal Income Trust              7.99%   $15.45    $ 12,004.65
   542         ENX       Eaton Vance Insured New York Municipal Bond Fund       5.04     13.96       7,566.32
   894         MHN       MuniHoldings New York Insured Fund Incorporated        9.02     15.16      13,553.04
   865         MYN       MuniYield New York Insured Fund Incorporated           7.98     13.85      11,980.25
   537         NBO       Neuberger Berman New York Intermediate Municipal
                           Fund Incorporated                                    5.00     13.97       7,501.89
   387         NNF       Nuveen Insured New York Premium                        4.02     15.60       6,037.20
   745         NAN       Nuveen New York Dividend Advantage Municipal Fund      8.02     16.17      12,046.65
   574         NXK       Nuveen New York Dividend Advantage Municipal Fund 2    6.00     15.71       9,017.54
   573         NQN       Nuveen New York Investment Quality Municipal Fund      5.95     15.59       8,933.07
   735         NNP       Nuveen New York Performance Plus Municipal
                           Fund Incorporated                                    7.99     16.32      11,995.20
   511         NUN       Nuveen New York Quality Income Municipal               5.01     14.71       7,516.81
   482         NVN       Nuveen New York Select Quality Municipal Fund          5.01     15.60       7,519.20
   891         PNI       PIMCO New York Municipal Income Fund II                8.98     15.14      13,489.74
   775         PYN       PIMCO New York Municipal Income Fund III               7.97     15.45      11,973.75
   569         VTN       Van Kampen Trust for Investment Grade
                           New York Municipals                                  6.02     15.90       9,047.10
                                                                                                   -----------
                                                                                                   $150,182.41
                                                                                                   ===========

NOTES TO PORTFOLIO

(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on August 23, 2005. All contracts for domestic securities are expected to be settled by the initial settlement date for the purchase of units.

(2) Valuation of securities by the trustee was made using the market value per share as of the Evaluation Time on August 23, 2005. Subsequent to inception, securities are valued, for securities quoted on a national securities exchange or Nasdaq National Market System, or a foreign securities exchange, at the closing sales price.

(3)  There was a $296 loss to the sponsor on the Inception Date.



================================================================================
 CLOSED-END NEW JERSEY MUNICIPAL
 PORTFOLIO, SERIES 1


                              INVESTMENT OBJECTIVE

     The New Jersey Trust seeks to provide high current income and the potential for capital appreciation.

                          PRINCIPAL INVESTMENT STRATEGY

     The trust contains common stocks of closed-end investment companies ("Closed-End Funds"), the majority of which contain portfolios that are concentrated in tax-free New Jersey municipal bonds, which are rated investment grade (Baa or BBB or better) as determined by Moody's Investor Services ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's").

     See "Description of Ratings" in Part B of the prospectus for additional information regarding the ratings criteria.

                               SECURITY SELECTION

     The sponsor has selected for the portfolio common stocks of Closed-End Funds believed to have the best potential to achieve the trust's investment objective (the "securities"). The trust seeks to provide monthly income that is exempt from federal income taxes by investing in Closed-End Funds that invest in tax-free municipal bonds. Municipal bonds generally offer investors the potential for stable tax-free income. However, a portion of the income may be subject to the alternative minimum tax.

     When selecting Closed-End Funds for inclusion in this portfolio the sponsor looks at numerous factors. These factors include but are not limited to:

     Investment Objective. The sponsor favors funds that have a clear investment objective in line with the trust's objective and, based upon a review of publicly available information, appear to be maintaining it.

     Premium/Discount. The sponsor favors funds that are trading at a discount relative to their peers and relative to their long-term average.

     Consistent Dividend. The sponsor favors funds that have a history of paying a consistent and competitive dividend which, in the opinion of the sponsor, can be maintained.

     Performance. The sponsor favors funds that have a history of strong relative performance (based on market price and net asset value) when compared to their peers and an applicable benchmark.

                                 PRINCIPAL RISKS

     You can lose money by investing in the trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

     o Share prices can be volatile. The value of your investment may fall over time.

     o The value of the securities in the Closed-End Funds will generally fall if interest rates, in general, rise. Typically, securities with longer periods before maturity are more sensitive to interest rate changes.

     o An issuer may be unwilling or unable to make principal payments and/or to declare dividends in the future, may call a security before its stated maturity or may reduce the level of dividends declared. This may result in a reduction in the value of your units.

     o The financial condition of an issuer may worsen or its credit ratings may drop, resulting in a reduction in the value of your units. This may occur at any point in time, including during the primary offering period.

     o The trust is concentrated in securities of Closed-End Funds. Closed-End Funds are actively managed investment companies that invest in various types of securities. Closed-End Funds issue shares of common stock that are traded on a securities exchange. Closed-End Funds are subject to various risks, including management's ability to meet the Closed-End Fund's investment objective, and to manage the Closed-End Fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding Closed-End Funds or their underlying investments change. Closed-End Funds are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.

     o Closed-End Funds held by the trust invest in New Jersey municipal bonds. Municipal bonds are long-term fixed rate debt obligations that decline in value with increases in interest rates, an issuer's worsening financial condition, a drop in bond ratings or when there is a decrease in the federal income tax rate. Typically, bonds with longer periods before maturity are more sensitive to interest rate changes. Municipal bonds generally generate income exempt from federal income taxation, but may be subject to the alternative minimum tax. Capital gains, if any, may be subject to tax. Because the Closed-End Funds are concentrated in bonds of issuers located in New Jersey, there may be more risk than if the bonds were issued by issuers located in several states.

     o The trust is considered to be a "trust of funds." As such, it is subject to certain termination restrictions that may result in a reduction in the value of your units.

     o Inflation may decrease the value of money, which may lead to a decrease in the value of assets or income from investments.

     o We do not actively manage the portfolio. The trust will generally hold, and may continue to buy, the same securities even though the security's outlook or rating or its market value or yield may have changed.

                                   TAX STATUS

     Federal Tax. Some dividends on the securities in the trust may qualify as "exempt-interest dividends," which generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed).

     New Jersey State Tax. In the opinion of Herold and Haines, P.A., special counsel for the Municipal Trust for New Jersey tax matters, under existing law:

     With respect to the non-corporate Unit holders who are residents of New Jersey, the income of the New Jersey Series which is allocable to each such Unit holder will be treated as the income of such Unit holder under the New Jersey Gross Income Tax. Interest received by the New Jersey Series from the underlying New Jersey RICs which would be exempt from New Jersey Gross Income Tax if directly received by such unitholder will retain its status as tax-exempt interest when received by the New Jersey Series and distributed to such unitholder.

     See "Tax Status" in Part B of the prospectus for further tax information.

                                WHO SHOULD INVEST

     You should consider this investment if:

     o You are seeking to own closed-end fund common stocks in one convenient package;

--------------------------------------------------------------------------------
                              ESSENTIAL INFORMATION
                           (AS OF THE INCEPTION DATE)

     INCEPTION DATE                August 24, 2005

     UNIT PRICE AT INCEPTION
       (PUBLIC OFFERING PRICE)              $10.00

     TERMINATION DATE              August 25, 2010

     DISTRIBUTION DATE      25th day of each month
                       commencing October 25, 2005

     RECORD DATE           15th day of each month
                       commencing October 15, 2005


     CUSIP NUMBERS

     CASH DISTRIBUTIONS
     Standard Accounts                   183841873
     Fee Account Cash                    183841857


     REINVESTED DISTRIBUTIONS
     Standard Accounts                   183841865
     Fee Account Reinvest                183841840


     TICKER                                 CENJAX


     PORTFOLIO DIVERSIFICATION
                                       APPROXIMATE
     SECTOR                   PORTFOLIO PERCENTAGE
     -----                      ------------------
     Closed-End Funds                       100.00%
                                            ------
                                            100.00%
                                            ------


     MINIMUM INVESTMENT
     All accounts                             $250
--------------------------------------------------------------------------------


     o    You want current income and diversification;

     o The trust represents only a portion of your overall investment portfolio; and

     o    The trust is part of a longer term investment strategy.

     You should not consider this investment if:

     o You are unwilling to take the risks involved with owning closed-end fund common stocks;

     o You are seeking capital preservation as a primary investment objective;

     o You are seeking a short-term investment or an investment to be used as a trading vehicle; or

     o    You are seeking an aggressive high-growth investment strategy.

                                FEES AND EXPENSES

     The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                         PERCENTAGE
                           PUBLIC        AMOUNT PER
                          OFFERING         $1,000
INVESTOR FEES              PRICE          INVESTED
------------              ---------       ---------
INITIAL SALES FEE
  PAID ON PURCHASE (1)          1.00%        $10.00
DEFERRED SALES FEE (1)          3.45          34.50
CREATION AND
  DEVELOPMENT FEE (1)           0.50           5.00
                               -----          -----
MAXIMUM SALES FEES
  (including creation
  and development fee           4.95%        $49.50
                               =====          =====

INVESTOR FEES

ESTIMATED ORGANIZATION COSTS
   (amount per 100 units paid
   by trust at end of initial
   offering period or after six
   months, at the discretion
   of the sponsor)                      $5.00
                                        =====

                        APPROXIMATE
                        % OF PUBLIC
ANNUAL FUND OPERATING     OFFERING       AMOUNT PER
EXPENSES OF THE TRUST    PRICE (4)       100 UNITS
---------------------     ---------       ---------
Trustee's fee                   0.0950%      $ 0.950
Sponsor's supervisory fee       0.0300         0.300
Evaluator's fee                 0.0350         0.350
Bookkeeping and
  administrative fee            0.0350         0.350
Estimated other trust
  operating expenses (5)        0.0169%        0.169
Estimated Closed-End
  Fund expenses (6)             1.1300%       11.300
                                ------       -------
  Total                         1.3419%      $13.419
                                ======       =======

(1) The initial sales fee provided above is based on the unit price on the Inception Date. Because the initial sales fee equals the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D Fee") (as described below), the percentage and dollar amount of the initial sales fee will vary as the unit price varies and after deferred charges begin. Despite the variability of the initial sales fee, each investor is obligated to pay the entire applicable maximum sales fee.

(2) The deferred sales fee is fixed at $0.345 per unit and is deducted in monthly installments of $0.115 per unit on the last business day of each month from June, 2006 through August, 2006. The percentage provided is based on a $10 unit as of the Inception Date and the percentage amount will vary over time.

(3) The C&D Fee compensates the sponsor for creating and developing your trust. The actual C&D Fee is $0.05 per unit and is paid to the sponsor at the close of the initial offering period, which is expected to be six months to one year from the Inception Date. The percentages provided are based on a $10.00 unit as of the Inception Date and the percentage amount will vary over time. If the unit price exceeds $10.00 per unit, the C&D Fee will be less than 0.50% of the Public Offering Price; if the unit price is less than $10 per unit, the C&D Fee will exceed 0.50% of the Public Offering Price.

(4) Based on 100 units with a $10.00 per unit Public Offering Price as of the Inception Date.

(5) Other operating expenses do not include brokerage cost and other transactional fees.

(6) Although not an actual trust operating expense, the trust, and therefore the unitholders, will indirectly bear similar operating expenses of the Closed-End Funds held by the trust in the estimated amount provided above. Estimated Closed-End Fund expenses are based upon the net asset value of the number of Closed-End Fund shares held by the trust per Unit multiplied by the Annual Operating Expenses of the Closed-End Funds for the most recent fiscal year.

                                     EXAMPLE

     This example helps you compare the costs of this trust with other unit trusts and mutual funds. In the example we assume that the expenses do not change and the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

     1 year                             $     688
     3 years                                  967
     5 years (life of trust)                1,266

     These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any brokerage fees the trust pays or any transaction fees that broker-dealers may charge for processing redemption requests.

                      ESTIMATED ANNUAL INCOME DISTRIBUTIONS

     The portfolio's estimated annual income distributions are $0.5088 per unit for the first year. The amount of distributions may increase or decrease as securities in the portfolio mature, are called or are sold, as the dividends received change or as fees and expenses increase or decrease. Estimated distributions assume that all of the securities and expected dividends are delivered to the portfolio. These figures are estimates as of the business day prior to the Inception Date; actual payments may vary.

     See "Expenses of the Trust" in Part B of the prospectus for additional information.


                                 TRUST PORTFOLIO

CLAYMORE SECURITIES PORTFOLIOS SERIES 245
CLOSED-END NEW JERSEY MUNICIPAL PORTFOLIO, SERIES 1
THE TRUST PORTFOLIO AS OF THE INCEPTION DATE, AUGUST 24, 2005
-------------------------------------------------------------------------------------------------------------------
    NUMBER                                                                PERCENTAGE   PER SHARE       COST TO
   OF SHARES  TICKER     COMPANY NAME (1)                                OF PORTFOLIO    PRICE    PORTFOLIO (2)(3)
-------------------------------------------------------------------------------------------------------------------
   477         BLJ       BlackRock New Jersey Municipal Bond Trust              4.99%   $15.72     $ 7,498.44
   1129        BNJ       BlackRock New Jersey Municipal Income Trust           12.01     16.00      18,064.00
   715         EVJ       Eaton Vance New Jersey Municpal Income Trust           6.99     14.70      10,510.50
   1135        MUJ       MuniHoldings New Jersey Insured Fund Incorporated     12.04     15.95      18,103.25
   1154        MYJ       MuniYield New Jersey Fund Incorporated                11.99     15.63      18,037.02
   923         MJI       MuniYield New Jersey Insured Fund Incorporated         9.91     16.15      14,906.45
   588         NXJ       Nuveen New Jersey Dividend Advantage Municipal Fund    5.98     15.30       8,996.40
   657         NUJ       Nuveen New Jersey Dividend Advantage Municipal Fund 2  7.03     16.09      10,571.13
   1167        NQJ       Nuveen New Jersey Investment Quality Municipal Fund   12.06     15.54      18,135.18
   963         NNJ       Nuveen New Jersey Premium Income                      10.03     15.67      15,090.21
   627         VTJ       Van Kampen Trust for Investment Grade
                           New Jersey Municipals                                6.97     16.73      10,489.71
                                                                                                  -----------
                                                                                                  $150,402.29
                                                                                                  ===========


NOTES TO PORTFOLIO

(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on August 23, 2005. All contracts for domestic securities are expected to be settled by the initial settlement date for the purchase of units.

(2) Valuation of securities by the trustee was made using the market value per share as of the Evaluation Time on August 23, 2005. Subsequent to inception, securities are valued, for securities quoted on a national securities exchange or Nasdaq National Market System, or a foreign securities exchange, at the closing sales price.

(3)  There was a $286 loss to the sponsor on the Inception Date.



================================================================================
 UNDERSTANDING YOUR INVESTMENTS


                                HOW TO BUY UNITS

     You can buy units of your trust on any business day by contacting your financial professional. Public offering prices of units are available daily on the Internet at WWW.CLAYMORESECURITIES.COM. The unit price includes:

     o   the value of the stocks,

     o   the initial sales fee, and

     o   cash and other net assets in the portfolio.

     We often refer to the purchase price of units as the "offer price" or the "public offering price." We must receive your order to buy units prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) to give you the price for that day. If we receive your order after this time, you will receive the price computed on the next business day.

     VALUE OF THE STOCKS. The sponsor serves as the evaluator of your trust (the "Evaluator"). We determine the value of the stocks as of the close of the New York Stock Exchange on each day that the exchange is open (the "Evaluation Time").

     PRICING THE STOCKS. We generally determine the value of stocks using the last sale price for stocks traded on a national or foreign securities exchange or the Nasdaq Stock Market. In some cases we will price a stock based on the last asked or bid price in the over-the-counter market or by using other recognized pricing methods. We will only do this if a stock is not principally traded on a national or foreign securities exchange or the Nasdaq Stock Market, or if the market quotes are unavailable or inappropriate.

     The sponsor determined the initial prices of the stocks shown in "Trust Portfolio" for your trust in this prospectus. The sponsor determined these initial prices as described above at the close of the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

     ORGANIZATION COSTS. During the initial offering period, part of your purchase price includes a per unit amount sufficient to reimburse us for some or all of the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, legal fees, federal and state registration fees and the initial fees and expenses of the trustee. Your trust will sell stocks to reimburse us for these costs at the end of the initial offering period or after six months, at the discretion of the sponsor.

     TRANSACTIONAL SALES FEE. You pay a fee when you buy units. We refer to this fee as the "transactional sales fee." The transactional sales fee of the trust has both an initial and a deferred component and is 4.45% of the Public Offering Price based on a $10 unit. This percentage amount of the transactional sales fee is based on the unit price on the Inception Date. Because the transactional sales fee equals the difference between the maximum sales fee and the C&D Fee, the percentage and dollar amount of the transactional sales fee will vary as the unit price varies. The transactional sales fee does not include the C&D Fee which is described under "Expenses of the Trust" in Part B of the prospectus and in "Fees and Expenses" in Part A of the prospectus.

     INITIAL SALES FEE. Based on a $10 unit, the initial sales fee is initially 1% of the Public Offering Price. The initial sales fee, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge (4.95% of the Public Offering Price for the trust) and the sum of the maximum remaining deferred sales fees and the C&D Fee (initially $0.395 per unit for the trust). The dollar amount and percentage amount of the initial sales fee will vary over time.

     DEFERRED SALES FEE. To keep your money working longer, we defer payment of the rest of the transactional sales fee through the deferred sales fee ($0.345 per unit for the trust).

     REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the maximum sales fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Since the deferred sales fee and the C&D Fee are a fixed dollar amount per unit, your trust must charge the deferred sales fee and the C&D Fee per unit regardless of any discounts. However, if you are eligible to receive a discount such that your total maximum sales fee is less than the fixed dollar amount of the deferred sales fee and the C&D Fee, we will credit you the difference between your maximum sales fee and the sum of the deferred sales fee and the C&D Fee at the time you buy units.

     LARGE PURCHASES. You can reduce your maximum sales fee by increasing the size of your investment.

     Investors who make large purchases are entitled to the following sales charge reductions:

                                     Sales Charge
                                   Reductions (as a
                                   % of the Public
     Purchase Amount(1)            Offering Price)
     -----------------               -------------
     Less than $50,000                      0.00%
     $50,000 - $99,999                      0.25
     $100,000 - $249,999                    0.50
     $250,000 - $499,999                    1.00
     $500,000 - $999,999                    2.00
     $1,000,000 or more                     2.90

(1) Sales charge reductions are computed both on a dollar basis and on the basis of the number of units purchased, at any point of purchase, using the equivalent of 5,000 units to $50,000, 10,000 units to $100,000 etc., and will be applied on that basis which is more favorable to you.

     You may AGGREGATE unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

     o   purchases by your spouse or minor
         children and

     o   purchases by your trust estate or
         fiduciary accounts.

     The discounts described above apply only during the initial offering period.

     There can be no assurance that the sponsor will create future trusts with investment strategies similar to your trust or that may fit within your investment parameters.

     ADVISORY AND FEE ACCOUNTS. We eliminate your transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed (a "Fee Account").

     This discount applies during the initial offering period and in the secondary market. Your financial professional may purchase units with the Fee Account CUSIP numbers to facilitate purchases under this discount, however, we do not require that you buy units with these CUSIP numbers to qualify for the discount. If you purchase units with these special CUSIP numbers, you should be aware that you may have the distributions automatically reinvest into additional units of your trust or receive cash distributions. We reserve the right to limit or deny purchases of units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to a trust or receive cash distributions. We, as sponsor, will receive and you will pay the C&D Fee. See "Expenses of the Trust" in Part B of the prospectus for additional information.

     EXCHANGE OR ROLLOVER OPTION. If you are buying units of the trust in the primary market with redemption or termination proceeds from any other Claymore unit trust, you may purchase units at 99% of the maximum Public Offering Price, which may include an upfront sales charge and a deferred sales charge. You may also buy units with this reduced sales fee if you are purchasing units in the primary market with (1) the termination proceeds from a non-Claymore unit trust with a similar investment strategy or (2) the redemption proceeds from a non-Claymore trust if such trust has a similar investment strategy and that trust is scheduled to terminate within 30 days of redemption. To qualify for this sales charge reduction, the termination or redemption proceeds being used to purchase units of the trust must be no more than 30 days old. Such purchases entitled to this sales charge reduction may be classified as "Rollover Purchases."

     Rollover Purchases are also subject to the C&D Fee. See "Expenses of the Trust" in Part B of the prospectus.

     EMPLOYEES. We do not charge the portion of the transactional sales fee that we would normally pay to your financial professional for purchases made by officers, directors and employees and their family members (spouses, children and parents) of Claymore and its affiliates, or by registered representatives of selling firms and their family members (spouses, children and parents). You pay only the portion of the fee that the sponsor retains. Such purchases are also subject to the C&D Fee. This discount applies during the initial offering period and in the secondary market.

     DIVIDEND REINVESTMENT PLAN. We do not charge any transactional sales fee when you reinvest distributions from your trust into additional units of the trust. Since the deferred sales fee is a fixed dollar amount per unit, your trust must charge the deferred sales fee per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you with additional units with a dollar value sufficient to cover the amount of any remaining deferred sales fee that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time. This discount applies during the initial offering period and in the secondary market.

     See "Purchase, Redemption and Pricing of Units" in Part B of the prospectus for more information regarding buying units.

     HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee you pay to these distribution firms when they sell units. The distribution fee paid for a given transaction is as follows:

                                      Concession
                                       per Unit
     Purchase Amount/             (as a % of Public
     Form of Purchase               Offering Price)
     ---------------                --------------
     Less than $50,000                      3.60%
     $50,000 - $99,999                      3.35
     $100,000 - $249,999                    3.10
     $250,000 - $499,999                    2.60
     $500,000 - $999,999                    1.60
     $1,000,000 or more                     1.00
     Rollover Purchases                     2.60
     Fee Account and
       Employee Purchases                   0.00

     We apply these amounts as a percent of the unit price per transaction at the time of the transaction. We also apply the different distribution levels on a unit basis using a $10 unit equivalent. For example, if a firm executes a transaction between 10,000 and 24,999 units, it earns 3.10% of the unit price.

     Broker-dealers and other firms that sell units of certain Claymore unit trusts are eligible to receive additional compensation for volume sales. Such payments will be in addition to the regular concessions paid to dealer firms as set forth in the applicable trust's prospectus. The additional concession is based on total sales of eligible Claymore unit trusts during a calendar quarter as set forth in the following table:

                                  Additional Volume
                                      Concession
                                   (as a percentage
     Primary Offering              of the value of
     Period Sales During           units sold over
     Calendar Quarter                 $3 million)
     ---------------                --------------
     $0 but less than $3 million            0.00%
     $3 million
        but less than $20 million           0.05
     $20 million or more                    0.10

     Eligible unit trusts include all Claymore unit trusts, other than Claymore municipal portfolios, sold in the primary market. Dealer firms will not receive additional compensation for the first $3 million sold in units during a calendar quarter. For example, if a dealer firm sells $4 million of eligible units in a calendar quarter, the dealer firm will receive additional compensation of 0.05% of $1 million. Also, if a dealer firm sells $26 million of eligible units in a calendar quarter, the dealer firm will receive additional compensation of 0.10% of $23 million. In addition, dealer firms will not receive volume concessions on the sale of units which are not subject to a transactional sales charge. However, such sales will be included in determining whether a firm has met the sales level breakpoints for volume concessions.

     Claymore reserves the right to modify or terminate the volume concession program at any time. The sponsor may also pay to certain dealers an administrative fee for information or service used in connection with the distribution of trust units. Such amounts will be in addition to any concessions received for the sale of units.

     We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. It is your financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

     We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. For example, we lost the amount set forth in "Trust Portfolio" on the initial deposit of securities in the trust.

     See "Purchase, Redemption and Pricing of Units" in Part B of the prospectus for additional information.

                             HOW TO SELL YOUR UNITS

     You can sell your units on any business day by contacting your financial professional or, in some cases, the trustee. Unit prices are available daily on the Internet at WWW.CLAYMORESECURITIES.COM or through your financial professional. We often refer to the sale price of units as the "bid price." You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction fee for processing unit redemptions or sale requests.

     Until the end of the initial offering period or six months after the Inception Date, at the discretion of the sponsor, the price at which the trustee will redeem units and the price at which the sponsor may repurchase units include estimated organization costs. After such period, the amount paid will not include such estimated organization costs.

     SELLING UNITS. We intend to, but are not obligated to, maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current price which is based on their net asset value. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is generally the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current unit prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current price.

     REDEEMING UNITS. You may also be able to redeem your units directly with the trustee, The Bank of New York, on any day the New York Stock Exchange is open. The trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. (For what constitutes a completed redemption request, see "Purchase, Redemption and Pricing of Units-Redemption" in the Part B of the prospectus.) If your request is received after that time or is incomplete in any way, you will receive the next price computed after the trustee receives your completed request. Rather than contacting the trustee directly, your financial professional may also be able to redeem your units by using the Investors Voluntary Redemptions and Sales (IVORS) automated redemption service offered through Depository Trust Company.

     If you redeem your units, the trustee will generally send you a payment for your units no later than three business days after it receives all necessary documentation.

     You can generally request an in-kind distribution of the stocks underlying your units if you own units worth at least $25,000 or you originally paid at least that amount for your units. This option is generally available only for stocks traded and held in the United States. If you hold units of the trust, you may not request this option in the last five days of your trust's life. We may modify or discontinue this option at any time without notice. If you request an in-kind distribution of the securities underlying units of the trust, you will incur any distribution or service fees (Rule 12b-1 fees) applicable to those securities.

     EXCHANGE OPTION. You may be able to exchange your units for units of other Claymore unit trusts at a reduced sales fee. You can contact your financial professional or Claymore for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. To qualify for a reduced sales fee, you must purchase units in a subsequent trust on the same day that you redeem units of your current trust. We may discontinue this option at any time.

     For more complete information regarding selling or redeeming your units, see "Purchase, Redemption and Pricing of Units" in Part B of the prospectus.

                                  DISTRIBUTIONS

     DIVIDENDS. Your trust generally pays dividends from its net investment income along with any excess capital on each distribution date to unitholders of record on the preceding record date. You can elect to:

     o   reinvest distributions in additional units of your trust at no fee, or

     o   receive distributions in cash.

     You may change your election by contacting your financial professional or the trustee. Once you elect to participate in a reinvestment program, the trustee will automatically reinvest your distributions into additional units at their net asset value on the distribution date. We waive the sales fee for reinvestments into units of your trust. We cannot guarantee that units will always be available for reinvestment. If units are unavailable, you will receive cash distributions. We may discontinue these options at any time without notice.

     In some cases, your trust might pay a special distribution if it holds an excessive amount of principal pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. The amount of your distributions will vary from time to time as companies change their dividends or trust expenses change.

     REINVEST IN YOUR TRUST. You can keep your money working by electing to reinvest your distributions in additional units of your trust. The easiest way to do this is to have your financial professional purchase units with one of the Reinvestment CUSIP numbers listed in the "Investment Summary" section of this prospectus. You may also make or change your election by contacting your financial professional or the trustee.

     REPORTS. The trustee will send your financial professional a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of stock evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

                                INVESTMENT RISKS

     ALL INVESTMENTS INVOLVE RISK. This section describes the main risks that can impact the value of the stocks in your trust. You should understand these risks before you invest. Recently, equity markets have experienced significant volatility. If the value of the stocks falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

     MARKET RISK. Market risk is the risk that a particular security in a trust, the trust itself or securities in general may fall in value. Market value may be affected by a variety of factors including:

     o   General securities markets movements;

     o   Changes in the financial condition of an issuer or an industry;

     o   Changes in perceptions about an issuer or an industry;

     o   Interest rates and inflation;

     o   Governmental policies and litigation; and

     o   Purchases and sales of securities by the trust.

     INTEREST RATE RISK. Interest rate risk is the risk that the value of securities held by a Closed-End Fund in the trust will decline in value because of a rise in interest rates. Generally, securities that pay fixed rates of return will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, securities that pay fixed rates of return with longer periods before maturity are more sensitive to interest rate changes.

     CREDIT AND DIVIDEND PAYMENT RISK. Credit risk is the risk that an issuer of a security held by a Closed-End Fund in the trust is unable or unwilling to make dividend and/or principal payments.

     CALL RISK. Call risk is the risk that securities held by a Closed-End Fund in the trust can be prepaid or "called" by the issuer before their stated maturity. If securities are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield. Also, an early call at par of a security trading at a premium will reduce your return. Securities held by a Closed-End Fund in the trust are more likely to be called when interest rates decline. This would result in early returns of principal to the Closed-End Funds in the trust. The securities may also be subject to special or extraordinary call provisions and "mandatory put" features that may cause the securities to be removed from a fund prior to maturity or stated call dates.

     SECURITY QUALITY RISK. Security quality risk is the risk that a reduction in a securities rating may decrease its value the value of a Closed-End Fund and the value of your investment in the trust. Securities ratings may be reduced at any time, including during the primary offering period of the trust.

     SPLIT RATINGS RISK. Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's or Standard & Poor's, so long as at least one rating agency rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one rating agency as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all rating agencies, may be more sensitive than securities without a split-rating to negative developments, such as a decline in the issuer's revenues or a general economic downturn.

     LITIGATION AND LEGISLATION RISK. Your trust is also subject to litigation and legislation risk. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the trust. In addition, litigation regarding any of the issuers of the securities such as that concerning Altria Group, Incorporated, or of the industries represented by these issuers, may raise potential bankruptcy concerns and may negatively impact the share prices of these securities. We cannot predict what impact any pending or threatened litigation or any bankruptcy concerns will have on the share prices of the securities.

     CLOSED-END FUND RISK. Closed-End Funds are subject to various risks, including management's ability to meet the Closed-End Fund's investment objective, and to manage the Closed-End Fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding Closed-End Funds or their underlying investments change.

     Shares of Closed-End Funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of Closed-End Fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

     Certain of the Closed-End Funds included in the trust may employ the use of leverage in their portfolios through the issuance of preferred stock. While leverage often serves to increase the yield of a Closed-End Fund, this leverage also subjects the Closed-End Fund to increased risks, including the likelihood of increased volatility and the possibility that the Closed-End Fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, Closed-End Funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a Closed-End Fund and are in addition to the trust's expenses.

     MUNICIPAL BOND RISK. A majority of the Closed-End Funds held by the trust invest in municipal bonds, which are subject to various risks. The primary risk associated with an investment in municipal bonds is that the issuer or an insurer of the municipal bond will default on principal and/or interest payments when due on the municipal bond. In addition, fixed-rate municipal bonds are subject to further risks, including the risk that the value of such municipal bonds will decline with increases in interest rates or a decrease in the federal or state (if applicable) income tax rate.

     Certain of the municipal bonds held by the Closed-End Funds may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income.

     Certain of the municipal bonds held by the Closed-End Funds may have been purchased by the sponsor or issuers of the securities in a trust on a "when issued" basis. Municipal bonds purchased on a "when issued" basis have not yet been issued by their governmental entity on the initial date of deposit (although such governmental entity had committed to issue such municipal bonds). In the case of these and/or certain other municipal bonds, the delivery of the municipal bonds may be delayed ("delayed deliveryor may not occur.

     Certain of the municipal bonds held by the Closed-End Funds are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price.

     Such price valuation is likely to be higher in periods of declining interest rates.

     Some dividends on certain of the bonds in the trust may not qualify as "exempt-interest dividends," which generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed).

     TRUST OF FUNDS RISK. In order to hold securities of Closed-End Funds, the trust has agreed to the following condition. This condition may negatively affect the value of the units.

     o The trust has agreed that it will not terminate within 30 days of the termination of any other Claymore trust that holds shares of one or more common Closed-End Funds.

     INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

     NEW YORK STATE SPECIFIC RISK. Because the New York Trust is concentrated in Closed-End Funds containing bonds of issuers located in New York, there may be more risk than if the bonds were issued by issuers located in several states. The financial condition of New York is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of New York City and the surrounding area.

     The September 2001 terrorist attacks on the World Trade Center had a significant detrimental impact on the economies of New York State and the nation. The long-term effects on the economy of the City and the State are unknown.

     The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     NEW JERSEY STATE SPECIFIC RISK. Because the New Jersey Trust is concentrated in Closed-End Funds containing bonds of issuers located in New Jersey, there may be more risk than if the bonds were issued by issuers located in several states. The financial condition of the State of New Jersey is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations.

     The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

     The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

     All outstanding general obligation bonds to the State are rated "AA" by Standard and Poor's and "A1" by Moody's.

     See "Risk Factors" in Part B of the prospectus for additional information.

                               HOW THE TRUST WORKS

     YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company Act of 1940 and the Securities Act of 1933. We created the trust under a trust agreement between Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee). To create your trust, we deposited contracts to purchase stocks with the trustee along with an irrevocable letter of credit or other consideration to pay for the stocks. In exchange, the trustee delivered units of your trust to us. Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates.

     CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed after its inception. Your trust will generally buy and sell stocks:

     o   to pay expenses,

     o   to issue additional units or redeem units,

     o   in limited circumstances to protect the trust,

     o to make required distributions or avoid imposition of taxes on the trust, or

     o   as permitted by the trust agreement.

     Your trust will generally reject any offer for securities or property other than cash in exchange for the stocks in its portfolio. However, if a public tender offer has been made for a stock or a merger or acquisition has been announced affecting a stock, your trust may either sell the stock or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. If your trust receives securities or property other than cash, it may either hold the securities or property in its portfolio or sell the securities or property and distribute the proceeds. For example, this could happen in a merger or similar transaction.

     Only the trustee may vote the shares of the Closed-End Funds held in the trust. The trustee will vote the shares in the same general proportion as the shares held by other shareholders of each Closed-End Fund.

     We will increase the size of your trust as we sell units. When we create additional units, we will seek to replicate the existing portfolio. When your trust buys stocks, it will pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in stock prices between the time we create units and the time your trust buys the stocks. When your trust buys or sells stocks, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust. We may consider whether a firm sells units of our trusts when we select firms to handle these transactions.

     TERMINATION OF YOUR TRUST. Your trust will terminate no later than the termination date listed in the "Investment Summary" section of this prospectus. The trustee may terminate your trust early if the value of the trust is less than 20% of the value of the stocks in the trust at the end of the initial offering period. At this size, the expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. We may also terminate your trust in other limited circumstances.

     The trustee will notify you of any termination and sell any remaining stocks. The trustee will send your final distribution to you within a reasonable time following liquidation of all the stocks after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units. You may be able to request an in-kind distribution of the stocks underlying your units at termination. Please refer to the section entitled "How to Sell Your Units-Redeeming Units" for information on in-kind distributions.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

                               GENERAL INFORMATION

     CLAYMORE. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. In November 2001, we changed our name from Ranson & Associates, Inc. to Claymore Securities, Inc. During our history we have been active in public and corporate finance and have distributed bonds, mutual funds and unit trusts in the primary and secondary markets. We are a registered broker-dealer and member of the National Association of Securities Dealers, Inc. If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust. You can contact us at our headquarters at 2455 Corporate West Drive, Lisle, Illinois 60532 or by using the contacts listed on the back cover of this prospectus. Claymore personnel may from time to time maintain a position in certain stocks held by the trust.

     Claymore and your trust have adopted a code of ethics requiring Claymore's employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

     THE TRUSTEE. The Bank of New York is the trustee of your trust. It is a trust company organized under New York law. You can contact the trustee by calling the telephone number on the back cover of this prospectus or write to Unit Investment Trust Division, 101 Barclay Street, 20th Fl., New York, New York 10286. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying Claymore and investors.

     See "Administration of the Trust" in Part B of the prospectus for additional information.

                                    EXPENSES

     Your trust will pay various expenses to conduct its operations. The "Investment Summary" section of this prospectus shows the estimated amount of these expenses.

     Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor and evaluator for providing portfolio supervisory services and for evaluating your portfolio. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all Claymore unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

     Your trust will pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" of $0.05 per unit from the assets of the trust as of the close of the initial public offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

     Your trust will also pay its general operating expenses, including any licensing fees. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and Claymore, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust may pay the costs of updating its registration statement each year. The trustee may sell securities to pay trust expenses.

     The trust, and therefore the unitholders of the trust, will also indirectly bear the expenses of the underlying Closed-End Funds. While the trust will not pay these expenses directly out of its assets, these expenses are shown under "Annual Fund Operating Expenses of the Trust" in the "Fees and Expenses" section of the trust to illustrate the impact of these expenses.

     See "Expenses of the Trust" in Part B of the prospectus for additional information.




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

UNITHOLDERS

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 245

     We have audited the accompanying statements of financial condition, including the trust portfolios set forth on pages 6 and 11 of this prospectus, of Claymore Securities Defined Portfolios, Series 245, as of August 24, 2005, the initial date of deposit. These statements of financial condition are the responsibility of the trusts' sponsor. Our responsibility is to express an opinion on these statements of financial condition based on our audits.

     We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of financial condition are free of material misstatement. The trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of financial condition, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall statements of financial condition presentation. Our procedures included confirmation with The Bank of New York, trustee, of cash or an irrevocable letter of credit deposited for the purchase of securities as shown in the statements of financial condition as of August 24, 2005. We believe that our audits of the statements of financial condition provide a reasonable basis for our opinion.

     In our opinion, the statements of financial condition referred to above present fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios, Series 245 as of August 24, 2005, in conformity with accounting principles generally accepted in the United States of America.

                                                              Grant Thornton LLP

     Chicago, Illinois
     August 24, 2005




     CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 245
     STATEMENTS OF FINANCIAL CONDITION
     AS OF THE INCEPTION DATE, AUGUST 24, 2005
                                                                                      CLOSED-END     CLOSED-END
                                                                                       NEW YORK      NEW JERSEY
                                                                                       MUNICIPAL      MUNICIPAL
     INVESTMENT IN STOCKS                                                              PORTFOLIO      PORTFOLIO
     Sponsor's contracts to purchase underlying stocks
         backed by cash deposited (1)(2)                                             $    150,182   $    150,402
                                                                                     ------------   ------------
                                                                                     $    150,182   $    150,402
                                                                                     ============   ============
     LIABILITIES AND INTEREST OF UNITHOLDERS
     Liabilities:
         Organization costs (3)                                                      $        759   $        760
         Creation and development fee (6)                                                     759            760
         Deferred sales fee (4)                                                             5,234          5,241
                                                                                     ------------   ------------
                                                                                            6,752          6,761
                                                                                     ------------   ------------
     Interest of unitholders:
         Cost to unitholders (5)                                                          151,700        151,920
         Less: initial sales fee                                                            1,518          1,518
         Less: organization costs, C&D and deferred sales fee (3)(4)(5)(6)                  6,752          6,761
                                                                                     ------------   ------------
         Net interest of unitholders                                                      143,430        143,641
                                                                                     ------------   ------------
            Total                                                                    $    150,182   $    150,402
                                                                                     ============   ============
     Number of units                                                                       15,170         15,192
                                                                                     ============   ============
     Net Asset Value per Unit                                                        $      9.455   $      9.455
                                                                                     ============   ============

--------------------------------------------------------------------------------

(1) Aggregate cost of the securities is based on the closing sale price evaluations as determined by the trustee.

(2) Cash and/or a letter of credit has been deposited with The Bank of New York, trustee, covering each trust (aggregating $150,478 and $150,688) necessary for the purchase of the securities in the Closed-End New York Municipal Portfolio and the Closed-End New Jersey Municipal Portfolio, respectively, represented by purchase contracts.

(3) A portion of the Public Offering Price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trusts. These costs have been estimated at $5.00 per 100 units for each trust. A distribution will be made as of the close of the initial offering period or six months after the initial date of deposit (at the discretion of the sponsor) to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be deducted from the assets of a trust.

(4) The total transactional sales fee consists of an initial sales fee and a deferred sales fee. The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the C&D Fee. On the Inception Date, the total transactional sales fee is 4.45% (equivalent to 4.657% of the net amount invested for the trust). The deferred sales fee is equal to $0.345 per unit for the trust.

(5) The aggregate cost to investors includes the applicable transactional sales fee assuming no reduction of transactional sales fees for quantity purchases.

(6) Each trust is committed to pay a creation and development fee of $5.00 per 100 units at the close of the initial public offering period.



                     CLAYMORE SECURITIES DEFINED PORTFOLIOS

                          CLAYMORE PORTFOLIO PROSPECTUS

                     PROSPECTUS PART B DATED AUGUST 24, 2005

     The prospectus for a Claymore Securities Defined Portfolio (a "trust") is divided into two parts. Part A of the prospectus relates exclusively to a particular trust or trusts and provides specific information regarding each trust's portfolio, strategies, investment objectives, expenses, financial highlights, income and capital distributions, hypothetical performance information, risk factors and optional features. Part B of the prospectus provides more general information regarding the Claymore Securities Defined Portfolios. You should read both parts of the prospectus and retain them for future reference. Except as provided in Part A of the prospectus, the information contained in this Part B will apply to each trust.

                                    CONTENTS

         General Information                                          2
         Investment Policies                                          2
         Risk Factors                                                 3
         Administration of the Trust                                 23
         Expenses of the Trust                                       29
         Portfolio Transactions and Brokerage Allocation             30
         Purchase, Redemption and Pricing of Units                   31
         Taxes                                                       35
         Experts                                                     38
         Performance Information                                     38
         Description of Ratings                                      39



GENERAL INFORMATION

     Each trust is one of a series of separate unit investment trusts created under the name Claymore Securities Defined Portfolios and registered under the Investment Company Act of 1940 and the Securities Act of 1933. Each trust was created as a common law trust on the inception date described in the prospectus under the laws of the state of New York. Each trust was created under a trust agreement among Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee).

     When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. After your trust is created, the sponsor may deposit additional securities in the trust, contracts to purchase additional securities along with cash (or a bank letter of credit in lieu of cash) to pay for such contracted securities or cash (including a letter of credit) with instructions to purchase additional securities. Such additional deposits will be in amounts which will seek to maintain, for the first 90 days, as closely as possible the same original percentage relationship among the number of shares of each security in the trust established by the initial deposit of securities and, thereafter, the same percentage relationship that existed on such 90th day. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay the associated brokerage fees.

     A trust consists of (a) the securities listed under "Trust Portfolio" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

INVESTMENT POLICIES

     The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

     The trust agreement provides that the sponsor may (but need not) direct the trustee to dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security has declined to such an extent or other such credit factors exist so that in the opinion of the sponsor the retention of such securities would be detrimental to the trust. If a public tender offer has been made for a security or a merger or acquisition has been announced affecting a security, the trustee may either sell the security or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. Pursuant to the trust agreement and with limited exceptions, the trustee may sell any securities or other properties acquired in exchange for securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property other than cash, the trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the trust, they may be accepted for deposit in a trust and either sold by the trustee or held in a trust pursuant to the direction of the sponsor. Proceeds from the sale of securities (or any securities or other property received by the trust in exchange for securities) are credited to the Capital Account for distribution to unitholders or to meet redemptions.

     Except as stated in the trust agreement, or in the prospectus, the acquisition by the trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities, designated by the sponsor, from the trust for the purpose of redeeming units of a trust tendered for redemption and the payment of expenses and for such other purposes as permitted under the trust agreement.

     Notwithstanding the foregoing, the trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

     Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Capital Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities from a trust for limited purposes, including redeeming units tendered for redemption and the payment of expenses.

RISK FACTORS

     STOCKS. An investment in units of a trust should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers of the securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus, in the value of the units) or the risk that holders of common stock have a right to receive payments from the issuers of those stocks that is generally inferior to that of creditors of, or holders of debt obligations issued by, the issuers and that the rights of holders of common stock generally rank inferior to the rights of holders of preferred stock. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

     Holders of common stock incur more risk than the holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stock of the type held by a trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stock have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital debt securities. Indeed, the issuance of debt securities or even preferred stock will create prior claims for payment of principal, interest, liquidation preferences and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the stocks remain outstanding. The value of the securities in a portfolio thus may be expected to fluctuate over the entire life of a trust to values higher or lower than those prevailing at the time of purchase.

     The sponsor's buying and selling of the securities, especially during the initial offering of units of the trust or to satisfy redemptions of units may impact upon the value of the underlying securities and the units. The publication of the list of the securities selected for the trust may also cause increased buying activity in certain of the stocks comprising the portfolio. After such announcement, investment advisory and brokerage clients of the sponsor and its affiliates may purchase individual securities appearing on the list during the course of the initial offering period or may purchase warrants issued by the sponsor or its affiliates which are based on the performance of the securities on the list. The sponsor or its affiliates may also purchase securities as a hedge against its risk on the warrants (although generally the sponsor and its affiliates will not purchase securities for their own account until after the trust portfolio has been acquired). Such buying activity in the stock of these companies or issuance of the warrants prior to the purchase of the securities by the trust may cause the trust to purchase stocks at a higher price than those buyers who effect purchases by the trust.

     FIXED PORTFOLIO. Investors should be aware that the trust is not "managed" and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the portfolio of the trust except under extraordinary circumstances. Investors should note in particular that the securities were selected on the basis of the criteria set forth in the prospectus and that the trust may continue to purchase or hold securities originally selected through this process even though the evaluation of the attractiveness of the securities may have changed. A number of the securities in the trust may also be owned by other clients of the sponsor. However, because these clients may have differing investment objectives, the sponsor may sell certain securities from those accounts in instances where a sale by the trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a security or a merger or acquisition is announced affecting a security, the sponsor may instruct the trustee to tender or sell the security on the open market when, in its opinion, it is in the best interest of the unitholders of the unit to do so. Although the portfolio is regularly reviewed and evaluated and the sponsor may instruct the trustee to sell securities under certain limited circumstances, securities will not be sold by the trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the securities may not be the highest price attained by an individual security during the life of the trust. The prices of single shares of each of the securities in the trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

     CLOSED-END FUND RISKS. The trust may invest in the common stock of closed-end funds ("Closed-End Funds"). Closed-End Funds are actively managed investment companies which invest in various types of securities. Closed-End Funds issue shares of common stock that are traded on a securities exchange. Closed-End Funds are subject to various risks, including management's ability to meet the Closed-End Fund's investment objective, and to manage the Closed-End Fund portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding Closed-End Funds or their underlying investments change.

     Shares of Closed-End Funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of Closed-End Fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

     Certain of the Closed-End Funds included in the trust may employ the use of leverage in their portfolios through the issuance of preferred stock. While leverage often serves to increase the yield of a Closed-End Fund, this leverage also subjects the Closed-End Fund to increased risks, including the likelihood of increased volatility and the possibility that the Closed-End Fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises.

     MUNICIPAL BOND RISKS. As set forth in Part A of the prospectus, the trust, or issuers of securities held by the trust, may invest in municipal bonds. If this is the case, an investment in units should be made with an understanding of the risks which an investment in municipal bonds entails.

     Failure of issuers to pay interest and/or principal. The primary risk associated with an investment in municipal bonds is that the issuer or an insurer of the municipal bond will default on principal and/or interest payments when due on the municipal bond. Such a default would have the effect of lessening the income generated by each trust and/or the value of the trust's units. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its municipal bonds. Subsequent to the initial date of deposit the rating assigned to a municipal bond may decline. Neither the sponsor nor the trustee shall be liable in any way for any default, failure or defect in any bond.

     Fixed-rate bonds. Municipal bonds are subject to the risk that the value of such municipal bonds (and, therefore, of the units) will decline with increases in interest rates or a decrease in the federal or state (if applicable) income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate municipal bonds.

     Original issue discount bonds and zero coupon bonds. Certain municipal bonds may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than bonds of comparable quality that pay current income. For federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the bonds, the difference between (i) the amount realized (other than amounts treated as tax-exempt income) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will generally be treated as taxable gain or loss.

     "When issued" and "delayed delivery" bonds. Certain municipal bonds have been purchased by the sponsor or issuers of the securities in a trust on a "when issued" basis. Municipal bonds purchased on a "when issued" basis have not yet been issued by their governmental entity on the initial date of deposit (although such governmental entity had committed to issue such municipal bonds). In the case of these and/or certain other municipal bonds, the delivery of the municipal bonds may be delayed ("delayed delivery") or may not occur. The effect of a trust containing "delayed delivery" or "when issued" municipal bonds is that unitholders who purchased their units prior to the date such municipal bonds are actually delivered to the trustee may have to make a downward adjustment in the tax basis of their units. Such downward adjustment may be necessary to account for interest accruing on such "when issued" or "delayed delivery" municipal bonds during the time between their purchase of units and delivery of such municipal bonds to a trust.

     Redemption or sale prior to maturity. Certain municipal bonds are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain municipal bonds may be sold or redeemed or otherwise mature.

     Market discount. Certain municipal bonds have current market values below face value. A primary reason for the market value of such municipal bonds being less than face value at maturity is that the interest rate of such municipal bonds is at lower rates than the current market interest rate for comparably rated municipal bonds. Municipal bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt municipal bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable municipal bond bearing interest at current market rates.

     General obligation bonds. Certain municipal bonds may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on federal or state aid, and factors that are beyond the entity's control.

     Appropriations bonds. Certain municipal bonds may be municipal bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the sponsor may instruct the trustee to sell such municipal bonds.

     Industrial development revenue bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.

     Hospital and health care facility bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

     Housing bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. To the extent that these obligations were valued at a premium when a unitholder purchased units, any prepayment at par would result in a loss of capital to the unitholder and reduce the amount of income that would otherwise have been paid to unitholders.

     Power bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. The sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to municipal bonds.

     Water and sewer revenue bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, the possible inability to obtain rate increases, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

     Education, university and college bonds. The ability of educational institutions, including universities and colleges, to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.

     Lease rental bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

     Capital improvement facility bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

     Solid waste disposal bonds. Municipal bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

     Moral obligation bonds. Certain bonds may be "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.

     Refunded bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

     Airport, port and highway revenue bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The sponsor cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.

     Special tax bonds. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

     Tax allocation bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Municipal bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

     Transit authority bonds. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

     Convention facility bonds. Municipal bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

     Correctional facility bonds. Municipal bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/ or appropriations.

     Tobacco settlement bonds. Tobacco settlement bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits settled between governmental entities and American tobacco companies involving tobacco related deaths and illnesses. The settlements primarily involve Phillip Morris; R.J. Reynolds; Brown & Williamson, a division of British American Tobacco; and Lorillard, a division of the Loews Corporation. Revenues from approximately 17 other companies are also providing part of the settlement payments. Because tobacco settlement bonds are backed by a single source of revenue--the payments from tobacco companies, the creditworthiness of the bonds depends in large part, on the ability of these companies to meet their obligations. Risk factors facing tobacco companies include: reduced cigarette consumption, increased taxes on cigarettes, continuing litigation and the possibility of bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places.

     MARKET DISCOUNTS OR PREMIUMS. Certain of the securities may have been deposited at a market discount or premium principally because their dividend rates are lower or higher than prevailing rates on comparable securities. The current returns of market discount securities are lower than comparably rated securities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securities are higher than comparably rated securities selling at par because premium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will result in a reduction in yield to the trust. Market premium of discount attributable to dividend rate changes does not indicate market confidence or lack of confidence in the issue.

     FIXED PORTFOLIO. Investors should be aware that the trust is not "managed" and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the portfolio of the trust except under extraordinary circumstances. Investors should note in particular that the securities were selected on the basis of the criteria set forth in the prospectus and that the trust may continue to purchase or hold securities originally selected through this process even though the evaluation of the attractiveness of the securities may have changed. A number of the securities in the trust may also be owned by other clients of the sponsor. However, because these clients may have differing investment objectives, the sponsor may sell certain securities from those accounts in instances where a sale by the trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a security or a merger or acquisition is announced affecting a security, the sponsor may instruct the trustee to tender or sell the security on the open market when, in its opinion, it is in the best interest of the unitholders of the unit to do so. Although the portfolio is regularly reviewed and evaluated and the sponsor may instruct the trustee to sell securities under certain limited circumstances, securities will not be sold by the trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the securities may not be the highest price attained by an individual security during the life of the trust. The prices of single shares of each of the securities in the trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

     LIQUIDITY. Whether or not the securities are listed on a national securities exchange, the principal trading market for the securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. In addition, a trust is restricted under the Investment Company Act of 1940 from selling securities to the sponsor. The price at which the securities may be sold to meet redemptions and the value of a trust will be adversely affected if trading markets for the securities are limited or absent.

     ADDITIONAL DEPOSITS. The trust agreement authorizes the sponsor to increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because a trust will pay the associated brokerage fees. To minimize this effect, the trusts will attempt to purchase the securities as close to the evaluation time or as close to the evaluation prices as possible.

     Some of the securities may have limited trading volume. The trustee, with directions from the sponsor, will endeavor to purchase securities with deposited cash as soon as practicable reserving the right to purchase those securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the trusts' failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90-day period following the inception date) and cannot be invested in one or more stocks, at what the sponsor considers reasonable prices, it intends to use that cash to purchase each of the other securities in the original proportionate relationship among those securities. Similarly, at termination of the trust, the sponsor reserves the right to sell securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the securities. The proceeds received by unitholders following termination of the trust will reflect the actual sales proceeds received on the securities, which will likely differ from the closing sale price on the termination date.

     LITIGATION AND LEGISLATION. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted with respect to the securities in a trust or the issuers of the securities. There can be no assurance that future litigation or legislation will not have a material adverse effect on the trust or will not impair the ability of issuers to achieve their business goals.

     TOBACCO INDUSTRY. Certain of the issuers of securities in the trust may be involved in the manufacture, distribution and sale of tobacco products. Pending litigation proceedings against such issuers in the United States and abroad cover a wide range of matters including product liability and consumer protection. Damages claimed in such litigation alleging personal injury (both individual and class actions), and in health cost recovery cases brought by governments, labor unions and similar entities seeking reimbursement for health care expenditures, aggregate many billions of dollars.

     In November 1998, certain companies in the U.S. tobacco industry entered into a negotiated settlement with several states which would result in the resolution of significant litigation and regulatory issues affecting the tobacco industry generally. The proposed settlement, while extremely costly to the tobacco industry, would significantly reduce uncertainties facing the industry and increase stability in business and capital markets. Future litigation and/or legislation could adversely affect the value, operating revenues and financial position of tobacco companies. The sponsor is unable to predict the outcome of litigation pending against tobacco companies or how the current uncertainty concerning regulatory and legislative measures will ultimately be resolved. These and other possible developments may have a significant impact upon both the price of such securities and the value of units of a trust containing such securities.

     FINANCIAL SERVICES RISKS. Certain of the issuers of securities in a trust may be involved in the financial services industry. An investment in units of a trust containing securities of such issuers should be made with an understanding of the problems and risks inherent in the financial services industry in general.

     Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Recently, bank profits have come under pressure as net interest margins have contracted, but volume gains have been strong in both commercial and consumer products. There is no certainty that such conditions will continue. Bank and thrift institutions had received significant consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsided, this income diminished. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the Federal Deposit Insurance Corporation ("FDIC"), can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

     The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have undergone substantial change in recent years. The recently enacted Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation will likely result in increased merger activity and heightened competition among existing and new participants in the field. Starting in mid-1997, banks have been allowed to turn existing banks into branches. Consolidation is likely to continue. The Securities and Exchange Commission and the Financial Accounting Standards Board require the expanded use of market value accounting by banks and have imposed rules requiring market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Additional legislative and regulatory changes may be forthcoming. In addition, from time to time the deposit insurance system is reviewed by Congress and federal regulators, and proposed reforms of that system could, among other things, further restrict the ways in which deposited moneys can be used by banks or reduce the dollar amount or number of deposits insured for any depositor. Such reforms could reduce profitability as investment opportunities available to bank institutions become more limited and as consumers look for savings vehicles other than bank deposits. Banks and thrifts face significant competition from other financial institutions such as mutual funds, credit unions, mortgage banking companies and insurance companies, and increased competition may result from legislative broadening of regional and national interstate banking powers as has been recently enacted. Among other benefits, the legislation allows banks and bank holding companies to acquire across previously prohibited state lines and to consolidate their various bank subsidiaries into one unit. The sponsor makes no prediction as to what, if any, manner of bank and thrift regulatory actions might ultimately be adopted or what ultimate effect such actions might have on the trust's portfolio.

     Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multi-line insurance companies. Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

     In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies' subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company's investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations; and (vii) the uncertainty involved in estimating the availability of reinsurance and the collectibility of reinsurance recoverables.

     The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners ("NAIC") and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. The sponsor is unable to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

     All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

     Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 ("Superfund") and comparable state statutes ("mini-Superfund") govern the clean-up and restoration by "Potentially Responsible Parties" ("PRP's"). Superfund and the mini-Superfunds ("Environmental Clean-up Laws" or "ECLs") establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

     While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

     Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Earnings and share prices of companies in this industry are quite volatile, and often exceed the volatility levels of the market as a whole. Recently, ongoing consolidation in the industry and the strong stock market has benefited securities which investors believe will benefit from greater investor and issuer activity. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the equity securities included in the trust will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

     NEW YORK STATE RISKS. Although the information provided below has been obtained from publicly available sources and is believed to be accurate, none of the information has been verified independently. Furthermore, the information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

     Economic Condition and Outlook. The events of September 11, 2001 had a significant detrimental impact on the economies of New York State and the nation. An economic slowdown was already developing, and in early 2001 the Federal Reserve's Open Market Committee had begun a series of dramatic rate reductions in an effort to prevent the slowdown from turning into a serious recession. The annualized rate of growth in the Gross Domestic Product (GDP), a measure of the nation's output of goods and services, averaged 1.1% in the fourth quarter of 2000, but then declined by 0.6% in the first quarter of 2001 and by 1.6% in the second quarter. Business investments were declining and inventories were being reduced, and the pace of consumer spending had slowed somewhat.

     The attacks on the World Trade Center and the Pentagon generated significant shocks throughout the economy. The New York financial markets were closed for several days, and the travel and tourism industries were particularly hard hit by the shutdown of the air transportation network. The Federal Reserve moved aggressively to maintain the soundness of the financial system, ultimately reducing interest rates to a 40-year low. GDP declined at a 0.3% annualized rate in the third quarter of 2001. The National Bureau of Economic Research declared that a recession had officially begun in March 2001. Although job losses mounted and major parts of the national economy were negatively impacted, the record-low interest rates quickly had a beneficial effect on the economy. The housing market, after a short pause, was energized as buyers flooded the market and outstanding mortgages were refinanced. Under these conditions, home values continued to rise. Auto sales were brisk, aided by zero percent-financing incentives. GDP growth, which had resumed with a 2.7% annualized gain in the fourth quarter of 2001, surged at a 5.0% annualized rate in the first quarter of 2002, helped by stronger consumer spending and a slowing of business inventory reductions. Since then, GDP growth has been modest, with gains held down by concerns over corporate accounting scandals and uncertainties over the war with Iraq. Although the GDP is growing, the national economy is not yet generating jobs.

     As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. The rate of job growth had slowly built through the late 1990s, reaching 2.7% in 1999, an increase which ranked 14th among the 50 states. As the economy began to slow in 2000, the State's rate of job growth slipped to 2.1%, and its ranking slid to 23rd. For the first three quarters of 2001 compared to the same period in 2000, New York's job growth was 0.5%, the same rate as the nation, and ranked 28th among the states. However, after the attacks, employment in New York declined by 1.4% in the fourth quarter of 2001, while national employment declined by 0.8%, and New York's ranking fell to 40th. However, the recession, the terrorist attacks and the ongoing financial market declines took a heavy toll on the State in 2002, pushing the State's relative employment performance down to 48th in the nation, as average annual employment levels declined by 1.8%. Although the rate of job loss has declined in the first five months of 2003, falling by 0.7%, New York's performance relative to other states has risen to a rank of 44th.

     Unemployment rates have also risen as the economy slowed. The recession and the World Trade Center attack had a greater impact upon the State's job market than the national job market. The number of jobs in New York State declined 3% over the past two years while the nation lost jobs at a 1.7% rate. The industries in the State that were hit the hardest were manufacturing, information, financial activities, and professional and business services. After New York State's unemployment rate steadily declined, reaching its lowest level in early 2001, the rate rebounded as the long boom of 1990s came to an end. As of May 2003, the State's unemployment rate stood at 6.1%, tied with the national rate. New York City's rate has been consistently higher than the national and State rates since the late 1980s. The City's unemployment rate reached 8.1% in May 2003. Despite the recent increases in the national, State and local unemployment rates, levels are still lower than at their peaks during the prior recession in 1992.

     The slowdown in the economy also affected income growth. Total State personal income has increased 37.2% since 1995, compared to a 44.1% increase nationwide. New York State ranked 42nd out of the 50 states in growth in personal income during this period. The State's per person personal income in 2002 ($36,043) continues to be higher than that of the U.S. ($30,941). The State's per person personal income increased by 0.5% in 2001, while per person personal income in the nation grew by 1.7%. The State ranked fifth highest in per person personal income in 2002, behind Connecticut, New Jersey, Massachusetts and Maryland. After having ranked fourth highest from 1993 through 2001, New York slipped behind Maryland in the latest rankings.

     The sharp slowdown in growth in personal income in New York State resulted in part from the State's economic dependency on the financial industry. Salaries are highest on Wall Street, which paid an average salary of $237,006 in 2001. In the rest of the financial sector, the average salary was $75,615, while non-financial industries paid an average of $39,726. The Wall Street sector represented only 2.5% of the total jobs in the State in 2001, but accounted for 12.8% of the total compensation paid. The gap between Wall Street's salaries and those of the non-financial industries has also been growing significantly. Wall Street has been particularly hard hit during the last few years, suffering the effects of the national economic slowdown, the impacts of corporate scandals and war worries. With the financial markets in decline, securities industry profits have fallen over the last two years, from a record high of $21 billion in 2000 to $7 billion in 2002. Bonuses paid to Wall Street workers fell by 35% in 2001 and another 41% in 2002.

     There has also been a change in the geographic distribution of economic activity in the State. During the economic expansion of the 1990s and into 2000, almost 72% of the job growth in New York State during the expansion was in New York City and the downstate suburbs. Per person personal income is much higher in the downstate counties than in the rest of the State, primarily reflecting the higher wages and salaries paid by jobs in the downstate region. In 2001, per person personal income averaged $38,643 in New York City, $41,559 on Long Island, and $52,540 in the Lower Hudson Valley. For the rest of the State, per person personal income ranged from $21,957 in the North Country to $30,465 in the Capital District. On a county basis, the highest per person personal income was in New York County (Manhattan) ($92,984) while the lowest was in Lewis County ($18,927). Likewise, New York City accounted for 70% of the State's population increase in the 1990s. When combined with the gains in the suburbs surrounding the City, the downstate region was responsible for more than 90% of the State's growth. This strong growth reflected the strength of the area's economy in those years. Population across much of the upstate region has declined in response to the area's poor economic performance during the last decade. While the City's economy had been slowing before the World Trade Center attack, in its aftermath business activity slowed in lower Manhattan and many of the City's major industries-- finance, air transportation, business services, trade, and tourism--were adversely affected. Most of the recent job losses in the State have been concentrated in New York City, although there have also been significant declines in the major upstate metropolitan areas of Binghamton, Buffalo, Elmira and Rochester.

     In the short run, the State's economy is projected to go through a difficult period as the recovery slowly takes hold and spreads. New York City is forecast to reassert itself as a major center of commerce, and may benefit from reconstruction spending. Although the current recession is projected to be followed by a new expansion, the strength of that expansion in New York State will be dependent on many factors. As the major engine of recent economic growth, the downstate economy is particularly dependent on the health of the financial industry, investments in transportation infrastructure, the ability of the education system to produce a skilled workforce, the availability of affordable housing, the cost and availability of energy, and the continued attractiveness of the region for both domestic migrants and international immigrants. Upstate, many regions continue to transition from manufacturing to service-based economies, and to face their own issues in education, housing, energy, and population. Finally, the fiscal stresses currently faced by many localities may have an impact on how policies that address important issues are resolved.

     General Government Results. An operating deficit of $4.2 billion is reported in the General Fund for fiscal year 2002-03. As a result, the General Fund now has an accumulated deficit of $3.3 billion. The State completed its fiscal year ended March 31, 2003 with a combined Governmental Funds operating deficit of $4.304 billion as compared to a combined Governmental Funds operating deficit in the preceding fiscal year of $4.45 billion. The Governmental Funds 2002-03 operating deficit of $4.304 billion included operating deficits in the General Fund of $4.221 billion, the Federal Special Revenue Funds of $2.0 million and Other Governmental Funds of $81 million.

     The State's financial position as shown in its Governmental Funds Balance Sheet as of March 31, 2003 includes overall fund balances of $2.960 billion represented by liabilities of $21.038 billion and by assets available to liquidate such liabilities of $23.998 billion.

     Debt Administration. There are a number of methods by which the State may incur debt. The State has obtained long-term financing in the form of voter-approved General Obligation debt (voter approved debt) and other obligations for which voter approval is not needed and has not otherwise been sought (non-voter approved debt). Non-voter approved long-term financing at March 31, 2003 includes debt obligations the State pays pursuant to contractual obligations it entered into with the issuer. Such obligations include certain bonds issued through state public authorities, certificates of participation, and capital leases obtained through vendors. The State administers its long-term financing needs as a single portfolio of state-supported debt that includes general obligation bonds and other obligations of both its governmental activities and business-type activities. Most of the debt reported under business-type activities, all of which was issued for capital assets used in those activities, is supported by payments from resources generated by the State's Governmental Activities--thus it is not expected to be repaid from resources generated by business-type activities. The State finance law allows for the bonded portion of this single combined debt portfolio--which includes debt reported in both governmental and business-type activities combined--to include variable rate securities equal to 15% of total bonds outstanding and interest rate exchange agreements (Swaps) equal to 15% of total bonds outstanding. At March 31, 2003 the State had $5.7 billion in State-supported variable rate bonds outstanding of which $1.5 billion are convertible to fixed or variable rates and $2.2 billion were subject to Swap agreements resulting in effective fixed rates, subject to certain risks. At March 31, 2003 variable rate bonds, net of those subject to fixed rate Swaps, were equal to 8.9% of the State-supported bonded debt portfolio. Total Swap agreements of $2.2 billion equaled 5.7% of the total portfolio of bonded State-supported debt. At March 31, 2003 the State had $3.996 billion in general obligations\ bonds outstanding at year end. At March 31, 2003 the State had $39.3 billion in bonds, notes and other financing agreements outstanding compared with $37.0 billion last year, an increase of $2.3 billion.

     The State Constitution, with exceptions for emergencies, limits the amount of general obligation bonds that can be issued to that amount approved by the voters for a single work or purpose in a general election. Currently, the State has $1.2 billion in authorized but unissued bond capacity that can be used to issue bonds for specifically approved purposes. The State may issue short-term debt without voter approval in anticipation of the receipt of tax and revenues or proceeds from duly authorized but not issued general obligation bonds.

     The State Finance Law, through the Debt Reform Act of 2000 (the Act), also imposes phased-in caps on new debt issued and related debt service costs. The Act also limits the use of debt to capital works and purposes, and establishes a maximum length of term for repayment of 30 years. The Act applies to all State-supported debt but does not require that the capital works or projects be limited to State-owned projects. Debt issued prior to the Act and State-related debt including the Tobacco Revenue Bonds issued subsequent to the date of the financial statements to finance a portion of last year's budgetary deficit are not subject to the Act.

     During 2002 the State enacted legislation providing for the issuance of State Personal Income Tax Revenue Bonds (PIT) to be issued by several State Public Benefit Corporations. The legislation provides that 25% of personal income tax receipts, excluding refunds owed to taxpayers, be deposited to the Other Governmental Funds for the purpose of making debt service payments on these bonds with excess amounts returned to the General Fund. The first PIT bonds were issued in May 2002 and approximately $2.4 billion were issued through March 31, 2003.

     The construction of certain State office buildings, campus facilities, and other public facilities has been financed through bonds and notes issued by public benefit corporations or local governments pursuant to lease/purchase agreements with the State. These lease/purchase contracts are capital leases for which the State's rental payments over the duration of the agreements constitute long-term liabilities. The amount included in obligations under lease/purchase and other financing arrangements consists of total future principal payments and equals the outstanding balance of the related bonds and notes. Reporting relative to capitalized interest is also not included for leased capital assets.

     In prior years, the State refunded certain of its Obligations Under Lease/Purchase and Other Financing Arrangements. At March 31, 2003, approximately $3.2 billion of such obligations were outstanding. The assets and liabilities related to these obligations are not reported in the accompanying basic financial statements.

     Bond Ratings. The State's general obligation bonds are rated AA (with a negative outlook) by Standard and Poor's Corporation, A2 by Moody's Investors Services and AA- by Fitch (confirmed on April 5, 2004). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damage. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

     Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings, and other alleged violations of State and Federal laws.

     Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future.

     Subsequent to year end, the Court of Appeals directed the State of New York to put in place reforms to school financing and governance designed to redress the funding mechanism for school aid. Because the court did not specify the manner in which to implement these reforms, no provision for potential exposure is made in the accompanying basic financial statements.

     Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation and the Cayuga Indian Nation claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages.

     In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

     With respect to pending and threatened litigation, the State has reported, in the governmental activities, liabilities of $958 million for awarded and anticipated unfavorable judgments.

     NEW JERSEY STATE RISKS. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

     During calendar year 2001, New Jersey experienced an economic slowdown similar to the rest of the nation. Although average annual employment grew for the ninth consecutive year, it marked the slowest pace since recovery began in 1993 and was well below the 2.5% growth in 2000. The average annual rate of growth in employment fell to 0.7% in 2001 adding under 30,000 jobs. Employment gains were primarily spread across the service producing industries. Most of the job losses were concentrated in manufacturing, a sector that has been declining for more than a decade. The slower employment growth in 2001 was compounded by the tragic events of September 11, 2001.

     With the weakening in the labor market conditions, New Jersey's personal income growth moderated to a 4.5% rate in 2001, substantially below the record pace of 8.2% in 2000. Low inflation, approximately 3%, continues to benefit New Jersey consumers and businesses. Low interest rates have supported spending on housing and other consumer durable goods in the State. In 2001, home building decreased from the 12-year high level of 2000.

     New Jersey's unemployment rate rose to 4.2% in 2001 but remained below the national rate. The unemployment rate climbed in early 2002, peaking at 5.6% in March 2002. Joblessness, however, has started to level off, declining to 5.4% in May 2002. Although current growth in the job market is still weak, New Jersey's employment level continues to remain above the 4 million mark.

     Economic forecasts as of June 2002 for the national and State economies project a weaker economic performance in 2002 than was anticipated at the beginning of the fiscal year. However, a moderate underlying recovery is expected to continue during 2002, leading to accelerated economic performance in 2003.

     New Jersey's economy is expected to follow the national trend in 2002 and in 2003. Employment growth is projected to remain flat in 2002, but grow moderately in 2003. Personal income growth in New Jersey is expected to dip in 2002 and then pick up in 2003. Housing starts are expected to ease in the next two years. To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus, low energy prices, a stable dollar, minimal disruptions from corporate collapses similar to Enron and WorldCom, and no further turmoil in the financial markets.

     The State operates on a fiscal year beginning July 1 and ending June 30. The State closed recent fiscal years with surpluses in the general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which the appropriations are made) of $228 million in 1998, $276 million in 1999 and $188 million in 2000. It is estimated that Fiscal Year 2001 ended with a surplus of $389 million and that Fiscal Year 2002 ended with a surplus of $100 million. The Fiscal Year 2002 estimate includes $1,075 million from tobacco securitization.

     In Fiscal Year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. The State intends to issue notes in the amount of $1.9 billion which will be payable on June 12, 2003. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State constitution. Such notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

     The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 2002, the State's outstanding general obligation bonded indebtedness totaled $3.2 billion. The recommended appropriation for the debt service obligation on outstanding projected indebtedness is $470.7 million for Fiscal Year 2003.

     At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing a potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

     The State routinely receives notices of claims seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six month investigation prior to the filing of any suit against it.

     In addition, at any given time, there are various numbers of contracts and other claims against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

      The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

     Since 1994 the State's general obligation bonds were rated Aa1 by Moody's and AA+ by S&P. New Jersey's strong economic growth during the past eight years and its growing reserves supported its strong credit rating. The State's combined debt burden is above average but is mitigated by New Jersey's high wealth levels. However, on March 4, 2002 Moody's downgraded New Jersey's general obligation rating to Aa2 from Aa1 and on June 4, 2002, S&P downgraded New Jersey's general obligation rating to AA from AA+. As of August, 2005, New Jersey general obligation bonds were rated A1 and AA by Moody's and S&P, respectively. The rating change reflects the dramatic negative effect of the depressed stock market and weakened financial services industry on the State's revenues and overall financial plan. The severity of the revenue loss, in combination with the current level of State spending and future spending pressures in the areas of healthcare, education, transportation, pensions, and debt service, will likely strain the State's finances for at least the next two years. In addition, reserves available to cushion the State against additional unanticipated economic or revenue underperformance over this period will be modest.

     There can be no assurance that these ratings will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds held by companies contained in the New Jersey Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds held by companies contained in the New Jersey Trust, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the New Jersey IMIT to pay interest on or principal of such bonds.

     The New Jersey Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

ADMINISTRATION OF THE TRUST

     DISTRIBUTIONS TO UNITHOLDERS. Income received by a trust is credited by the trustee to the Income Account of the trust. Other receipts are credited to the Capital Account of a trust. Income received by a trust will be distributed on or shortly after the distribution dates each year shown in the prospectus on a pro rata basis to unitholders of record as of the preceding record date shown in the prospectus. All distributions will be net of applicable expenses. There is no assurance that any actual distributions will be made since all dividends received may be used to pay expenses. In addition, excess amounts from the Capital Account of a trust, if any, will be distributed at least annually to the unitholders then of record. Proceeds received from the disposition of any of the securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to the Capital Account. The trustee shall be required to make a distribution from the Capital Account if the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 100 units. The trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds). The trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

     The distribution to the unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the unitholders' pro rata share of the dividend distributions then held in the Income Account after deducting estimated expenses. Because dividends are not received by a trust at a constant rate throughout the year, such distributions to unitholders are expected to fluctuate. Persons who purchase units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of units, and thereby a unitholder of record, on the date of settlement provided payment has been received. Notification to the trustee of the transfer of units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

     The trustee will periodically deduct from the Income Account of a trust and, to the extent funds are not sufficient therein, from the Capital Account of a trust amounts necessary to pay the expenses of a trust. The trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a trust. Amounts so withdrawn shall not be considered a part of a trust's assets until such time as the trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the trustee may withdraw from the Income and Capital Accounts of a trust such amounts as may be necessary to cover redemptions of units.

     DISTRIBUTION REINVESTMENT. Unitholders may elect to have distributions of capital (including capital gains, if any) or dividends or both automatically invested into additional units of their trust without a sales fee.

     Your trust will pay any deferred sales fee per unit regardless of any sales fee discounts. However, if you elect to have distributions on your units reinvested into additional units of your trust, you will be credited the amount of any remaining deferred sales charge on such additional units at the time of reinvestment.

     Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the record date applicable to any distribution in order to be in effect for such record date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent.

     The Program Agent is The Bank of New York. All inquiries concerning participating in distribution reinvestment should be directed to The Bank of New York at its Unit Investment Trust Division office.

     STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

     The accounts of a trust will not be audited annually unless the sponsor determines that such an audit would be in the best interest of the unitholders of the trust. If an audit is conducted, it will be done at the related trust's expense, by independent public accountants designated by the sponsor. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, generally setting forth for the trust:

     (A)  As to the Income Account:

          (1)  Income received;

          (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

          (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

     (B)  As to the Capital Account:

          (1) The dates of disposition of any securities and the net proceeds received therefrom;

          (2) Deductions for payment of applicable taxes and fees and expenses of the trust; and

          (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

     (C)  The following information:

          (1) A list of the securities as of the last business day of such calendar year;

          (2) The number of units outstanding on the last business day of such calendar year;

          (3) The redemption price based on the last evaluation made during such calendar year; and

          (4) The amount actually distributed during such calendar year from the Income and Capital Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.

     RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

     AMENDMENT AND TERMINATION. The trust agreement may be amended by the trustee and the sponsor without the consent of any of the unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the unitholders. The trust agreement with respect to any trust may also be amended in any respect by the sponsor and the trustee, or any of the provisions thereof may be waived, with the consent of the holders of units representing 66 2/3% of the units then outstanding of the trust, provided that no such amendment or waiver will reduce the interest of any unitholder thereof without the consent of such unitholder or reduce the percentage of units required to consent to any such amendment or waiver without the consent of all unitholders of the trust. In no event shall the trust agreement be amended to increase the number of units of a trust issuable thereunder or to permit the acquisition of any securities in addition to or in substitution for those initially deposited in the trust, except in accordance with the provisions of the trust agreement. The trustee shall promptly notify unitholders of the substance of any such amendment.

     The trust agreement provides that a trust shall terminate upon the liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date set forth in Part A of the prospectus. If the value of a trust shall be less than the applicable minimum value stated in the prospectus (generally 20% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of units representing 66 2/3% of the units thereof then outstanding. In addition, the sponsor may terminate a trust if it is based on a security index and the index is no longer maintained.

     Beginning nine business days prior to, but no later than, the mandatory termination date described in the prospectus, the trustee may begin to sell all of the remaining underlying securities on behalf of unitholders in connection with the termination of the trust. The sponsor may assist the trustee in these sales and receive compensation to the extent permitted by applicable law. The sale proceeds will be net of any incidental expenses involved in the sales.

     The trustee will attempt to sell the securities as quickly as it can during the termination proceedings without in its judgment materially adversely affecting the market price of the securities, but it is expected that all of the securities will in any event be disposed of within a reasonable time after a trust's termination. The sponsor does not anticipate that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the securities being sold. The liquidity of any security depends on the daily trading volume of the security and the amount that the sponsor has available for sale on any particular day. Of course, no assurances can be given that the market value of the securities will not be adversely affected during the termination proceedings.

     Approximately five days prior to termination of certain trusts, the trustee will notify unitholders of the termination and provide a form allowing qualifying unitholders to elect an in-kind distribution (a "Distribution In Kind"). A unitholder who owns the minimum number of units shown in Part A of the prospectus may request a Distribution In Kind from the trustee instead of cash. The trustee will make a Distribution In Kind through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The unitholder will be entitled to receive whole shares of each of the securities comprising the portfolio of a trust and cash from the Capital Account equal to the fractional shares to which the unitholder is entitled. The trustee may adjust the number of shares of any security included in a unitholder's Distribution In Kind to facilitate the distribution of whole shares. The sponsor may terminate the Distribution In Kind option at any time upon notice to the unitholders. Special federal income tax consequences will result if a unitholder requests a Distribution In Kind. Unitholders of the Municipal Trust who request a Distribution In Kind will be subject to any 12b-1 Fees applicable to the underlying securities.

     Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Income and Capital Accounts of the trust.

     The sponsor currently intends, but is not obligated, to offer for sale units of a subsequent series of certain trusts at approximately one year after the inception date of such trusts. If the sponsor does offer such units for sale, unitholders may be given the opportunity to purchase such units at a public offering price which includes a reduced sales fee. There is, however, no assurance that units of any new series of a trust will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all unitholders.

     THE TRUSTEE. The trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

     The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

     Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor. The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The sponsor may at any time remove the trustee, with or without cause, and appoint a successor trustee as provided in the trust agreement. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

     THE SPONSOR. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. Claymore Securities, Inc. was created as Ranson & Associates, Inc., in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the trustee. In November 2001, the sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc. which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts. The sponsor's offices are located at 2455 Corporate West Drive, Lisle, Illinois 60532 and at 101 W. Elm Street, Suite 310, Conshohoken, Pennsylvania 19428.

     If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

     THE SUPERVISOR AND THE EVALUATOR. Claymore Securities, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the trustee in which event the trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such registration or removal and appointment shall be mailed by the trustee to each unitholder.

     LIMITATIONS ON LIABILITY. The sponsor is liable for the performance of its obligations arising from its responsibilities under the trust agreement, but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

     The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own gross negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

     The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

EXPENSES OF THE TRUST

     The sponsor does not charge a trust an annual advisory fee. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust. The sponsor and/or its affiliates do, also, receive an annual fee as set forth in Part A of the prospectus for maintaining surveillance over the portfolio and for performing certain administrative services for the Trust (the "Sponsor's Supervisory Fee"). In providing such supervisory services, the sponsor may purchase research from a variety of sources, which may include dealers of the trusts. If so provided in Part A of the prospectus, the sponsor may also receive an annual fee for providing bookkeeping and administrative services for a trust (the "Bookkeeping and Administrative Fee"). Such services may include, but are not limited to, the preparation of various materials for unitholders and providing account information to the unitholders. If so provided in Part A of the prospectus, the evaluator may also receive an annual fee for performing evaluation services for the trusts (the "Evaluator's Fee"). In addition, if so provided in Part A of the prospectus, a trust may be charged an annual licensing fee to cover licenses for the use of service marks, trademarks, trade names and intellectual property rights and/or for the use of databases and research. The trust will bear all operating expenses. Estimated annual trust operating expenses are as set forth in Part A of the prospectus; if actual expenses are higher than the estimate, the excess will be borne by the trust. The estimated expenses include listing fees but do not include the brokerage commissions and other transactional fees payable by the trust in purchasing and selling securities.

     The trustee receives for its services that fee set forth in Part A of the prospectus. The trustee's fee, which is calculated monthly, is based on the largest number of units of a trust outstanding at any time during the primary offering period. After the primary offering period, the fee shall accrue daily and be based on the number of units outstanding on the first business day of each calendar year in which the fee is calculated or the number of units outstanding at the end of the primary offering period, as appropriate. The Sponsor's Supervisory Fee, the Bookkeeping and Administrative Fee and the Evaluator's Fee are calculated monthly and are based on the largest number of units outstanding at any time during the period for which such compensation is being computed. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds. In addition, the Sponsor's Supervisory Fee, Bookkeeping and Administrative Fee, Evaluator's Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent" since the establishment of the trust. In addition, with respect to any fees payable to the sponsor or an affiliate of the sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a trust, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Claymore is the sponsor in any calendar year exceed the actual cost to the sponsor or its affiliates of supplying such services, in the aggregate, in such year.

     The trust will also will pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" as a fixed dollar amount at the close of the initial offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

     The following additional charges are or may be incurred by the trust: (a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful malfeasance or its reckless disregard for its obligations under the trust agreement; (g) any offering costs incurred after the end of the initial offering period; and (h) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. Since the securities are all stocks, and the income stream produced by dividend payments, if any, is unpredictable, the sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. It is expected that the income stream produced by dividend payments may be insufficient to meet the expenses of a trust and, accordingly, it is expected that securities will be sold to pay all of the fees and expenses of the trust.

     The trust shall also bear the expenses associated with updating the trust's registration statement and maintaining registration or qualification of the units and/or a trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     When a trust sells securities, the composition and diversity of the securities in the trust may be altered. In order to obtain the best price for a trust, it may be necessary for the supervisor to specify minimum amounts (such as 100 shares) in which blocks of securities are to be sold. In effecting purchases and sales of a trust's portfolio securities, the sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the trust, the sponsor or dealers participating in the offering of units.

PURCHASE, REDEMPTION AND PRICING OF UNITS

     PUBLIC OFFERING PRICE. Units of a trust are offered at the public offering price (which is based on the aggregate underlying value of the securities in the trust and includes the initial sales fee plus a pro rata share of any accumulated amounts in the accounts of the trust). The initial sales fee is equal to the difference between the maximum sales fee and the sum of the remaining deferred sales fee and the creation and development fee ("C&D Fee"). The maximum sales fee is set forth in Part A of the prospectus. The deferred sales fee and the C&D Fee will be collected as described in this prospectus. Units purchased subsequent to the initial deferred sales fee payment will be subject to the initial sales fee, the remaining deferred sales fee payments and the C&D Fee. Units sold or redeemed prior to such time as the entire applicable deferred sales fee has been collected will be assessed the remaining deferred sales fee at the time of such sale or redemption. During the initial offering period, a portion of the public offering price includes an amount of securities to pay for all or a portion of the costs incurred in establishing a trust ("organization costs"). These organization costs include the cost of preparing the registration statement, the trust indenture and other closing documents, registering units with the Securities and Exchange Commission and states, the initial audit of the trust portfolio, legal fees and the initial fees and expenses of the trustee. These costs will be deducted from a trust as of the end of the initial offering period or after six months, at the discretion of the sponsor. As indicated above, the initial public offering price of the units was established by dividing the aggregate underlying value of the securities by the number of units outstanding. Such price determination as of the opening of business on the date a trust was created was made on the basis of an evaluation of the securities in the trust prepared by the evaluator. After the opening of business on this date, the evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders properly received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

     The value of the securities is determined on each business day by the evaluator based on the closing sale prices on a national securities exchange or the Nasdaq National Market System or by taking into account the same factors referred to under "Computation of Redemption Price."

     PUBLIC DISTRIBUTION OF UNITS. During the initial offering period, units of a trust will be distributed to the public at the public offering price thereof. Upon the completion of the initial offering, units which remain unsold or which may be acquired in the secondary market may be offered at the public offering price determined in the manner provided above.

     The sponsor intends to qualify units of a trust for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Broker-dealers and others will be allowed a concession or agency commission in connection with the distribution of units during the initial offering period as set forth in the prospectus.

     Certain commercial banks may be making units of a trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions. The sponsor reserves the right to change the concessions or agency commissions set forth in the prospectus from time to time. In addition to such concessions or agency commissions, the sponsor may, from time to time, pay or allow additional concessions or agency commissions, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of units of unit investment trusts underwritten by the sponsor. The sponsor in its discretion may from time to time pursuant to objective criteria established by the sponsor pay fees to qualifying brokers or dealers for certain services or activities which are primarily intended to result in sales of units of a trust. Such payments are made by the sponsor out of its own assets, and not out of the assets of any trust. These programs will not change the price unitholders pay for their units or the amount that a trust will receive from the units sold. The difference between the discount and the sales charge will be retained by the sponsor.

     The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

     SPONSOR PROFITS. The sponsor will receive gross sales fees equal to the percentage of the public offering price of the units of a trust described in the prospectus. In addition, the sponsor may realize a profit (or sustain a loss) as of the date a trust is created resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to the trust. Thereafter, on subsequent deposits the sponsor may realize profits or sustain losses from such deposits. The sponsor may realize additional profits or losses during the initial offering period on unsold units as a result of changes in the daily market value of the securities in the trust.

     MARKET FOR UNITS. After the initial offering period, the sponsor may maintain a market for units of a trust offered hereby and continuously offer to purchase said units at prices, determined by the evaluator, based on the value of the underlying securities. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

     REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its Unit Investment Trust Division office in the city of New York. Unitholders must sign the request, and such transfer instrument, exactly as their names appear on the records of the trustee. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee.

     Redemption shall be made by the trustee no later than the third business day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

     Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing unpaid dividends shall be withdrawn from the Income Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for a trust.

     Unitholders tendering units for redemption may request a Distribution In Kind from the trustee in lieu of cash redemption. A unitholder may request a Distribution In Kind of an amount and value of securities per unit equal to the redemption price per unit as determined as of the evaluation time next following the tender, provided that the tendering unitholder is (1) entitled to receive at least $25,000 of proceeds as part of his or her distribution or if he paid at least $25,000 to acquire the units being tendered and (2) the unitholder has elected to redeem at least five days prior to the termination of the trust. If the unitholder meets these requirements, a Distribution In Kind will be made by the trustee through the distribution of each of the securities of the trust in book entry form to the account of the unitholderbank or broker-dealer at Depository Trust Company. The tendering unitholder shall be entitled to receive whole shares of each of the securities comprising the portfolio of the trust and cash from the Capital Account equal to the fractional shares to which the tendering unitholder is entitled. The trustee shall make any adjustments necessary to reflect differences between the redemption price of the units and the value of the securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering unitholder, the trustee may sell securities. The in-kind redemption option may be terminated by the sponsor at any time. The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold or redeemed in kind, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

     The right of redemption may be suspended and payment postponed for more than three business days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

     COMPUTATION OF REDEMPTION PRICE. The redemption price per unit (as well as the secondary market public offering price) will generally be determined on the basis of the last sale price of the securities in a trust. The redemption price per unit is the pro rata share of each unit in a trust determined generally on the basis of (i) the cash on hand in the trust or moneys in the process of being collected and (ii) the value of the securities in the trust less (a) amounts representing taxes or other governmental charges payable out of the trust, (b) any amount owing to the trustee for its advances and (c) the accrued expenses or remaining deferred sales fees of the trust. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational costs. The evaluator may determine the value of the securities in the trust in the following manner: if the securities are listed on a national or foreign securities exchange or the Nasdaq National Market System, such evaluation shall generally be based on the last available sale price on or immediately prior to the Evaluation Time on the exchange or Nasdaq National Market System which is the principal market therefor, which shall be deemed to be the New York Stock Exchange if the securities are listed thereon (unless the evaluator deems such price inappropriate as a basis for evaluation) or, if there is no such available sale price on such exchange, at the last available bid prices (offer prices for primary market purchases) of the securities. Securities not listed on the New York Stock Exchange but principally traded on the Nasdaq National Market System will be valued at the Nasdaq National Market System's official closing price. If the securities are not so listed or, if so listed, the principal market therefor is other than on such exchange or there is no such available sale price on such exchange, such evaluation shall generally be based on the following methods or any combination thereof whichever the evaluator deems appropriate: (i) on the basis of the current bid price (offer prices for primary market purchases) for comparable securities (unless the evaluator deems such price inappropriate as a basis for evaluation), (ii) by determining the valuation of the securities on the bid side (offer side for primary market purchases) of the market by appraisal or (iii) by any combination of the above. If the trust holds securities denominated in a currency other than U.S. dollars, the evaluation of such security shall be converted to U.S. dollars based on current bid side (offer side for primary market purchases) exchange rates (unless the evaluator deems such prices inappropriate as a basis for valuation).

     RETIREMENT PLANS. A trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust will lower the minimum investment requirement for IRA accounts to $250. Fees and charges with respect to such plans may vary.

     OWNERSHIP OF UNITS. Ownership of units will not be evidenced by certificates. All evidence of ownership of units will be recorded in book entry form either at Depository Trust Company ("DTC") through an investor's brokers' account or through registration of the units on the books of the trustee. Units held through DTC will be registered in the nominee name of Cede & Co. Individual purchases of beneficial ownership interest in the trust will be made in book entry form through DTC or the trustee. Ownership and transfer of units will be evidenced and accomplished by book entries made by DTC and its participants if the units are evidenced at DTC, or otherwise will be evidenced and accomplished by book entries made by the trustee. DTC will record ownership and transfer of the units among DTC participants and forward all notices and credit all payments received in respect of the units held by the DTC participants. Beneficial owners of units will receive written confirmation of their purchases and sale from the broker dealer or bank from whom their purchase was made. Units are transferable by making a written request properly accompanied by a written instrument or instruments of transfer which should be sent registered or certified mail for the protection of the unitholder. Unitholders must sign such written request exactly as their names appear on the records of the trust. The signatures must be guaranteed by a participant in the STAMP or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be acceptable by the trustee.

     Units may be purchased in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places.

TAXES

     This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     ASSETS OF THE TRUST. The Trust is expected to hold shares (the "RIC Shares") in funds qualifying as regulated investment companies ("RICs") that are treated as interests in regulated investment companies for federal income tax purposes.

     It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets and thus neither our counsel nor we have reached a conclusion regarding the federal income tax treatment of the Trust Assets.

     TRUST STATUS. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., dividends, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

     YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits, as discussed below).

     If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

     Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

     DIVIDENDS FROM RIC SHARES. Some dividends on the RIC Shares may be designated as "capital gain dividends," generally taxable to you as long-term capital gains. Some dividends on the RIC Shares may qualify as "exempt interest dividends," which generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however may be taken into account in determining your alternative minimum tax, and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Other dividends on the RIC Shares will generally be taxable to you as ordinary income. Certain ordinary income dividends from a RIC may qualify to be taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the RIC itself. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2009. Regulated investment companies are required to provide notice to their shareholders of the amount of any distribution that may be taken into account as a dividend that is eligible for the capital gains tax rates. If you hold a Unit for six months or less or if your Trust holds a RIC Share for six months or less, any loss incurred by you related to the disposition of such RIC Share will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such RIC Share. Distributions of income or capital gains declared on the RIC Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the RIC during the following January.

     DIVIDENDS RECEIVED DEDUCTION. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to many dividends received by the Trust, because the dividends received deduction is generally not available for dividends from RICs. However, certain dividends on the RIC Shares that are attributable to dividends received by the RIC from certain domestic corporations may be designated by the RIC as being eligible for the dividends received deduction.

     IN-KIND DISTRIBUTIONS. Under certain circumstances as described in this prospectus, you may request an In-Kind Distribution of Trust Assets when you redeem your Units or at your Trust's termination. By electing to receive an In-Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

     EXCHANGES. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

     LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES AND YOUR INTEREST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

     Because some of the RICs pay exempt-interest dividends, which are treated as tax-exempt interest for federal income tax purposes, you will not be able to deduct some of your share of the Trust expenses. In addition, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

     FOREIGN TAXES. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

     Under certain circumstances, a RIC may elect to pass through to its shareholders certain foreign taxes paid by the RIC. If the RIC makes this election with respect to RIC Shares, you must include in your income for federal income tax purposes your portion of such taxes and you may be entitled to a credit or deduction for such taxes.

     Based on the advice of Emmet, Marvin & Martin, LLP, special counsel to the Trust for New York tax matters, under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, and the income of your Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

     NEW YORK STATE TAXES. In the opinion of Emmet, Marvin & Martin, LLP, Special Counsel to the trust for New York tax matters, exempt-interest dividends within the meaning of Code Section 852(b)(5) paid by the RICs, to the extent that they would be exempt from New York State or New York City personal income tax if directly received by a unitholder, will retain their tax-exempt status when received by the trust and distributed to such unitholder.

     In the opinion of Emmet, Marvin & Martin, LLP, Special Counsel to the trust for New York tax matters, under the existing income tax laws of the State of New York, the trust is not an association taxable as a corporation and the income of the trust will be treated as the income of the unitholders thereof.

     NEW JERSEY STATE TAXES. In the opinion of Herold and Haines, P.A. LLP, Special Counsel to the trust for New Jersey tax matters, Herold and Haines, P.A. has examined the income tax laws of the State of New Jersey to determine its applicability to Claymore Securities Defined Portfolios, Series 245, Closed-End New Jersey Municipal Portfolio, Series 1 ("New Jersey Series") and its Unit holders.

     In connection therewith, Herold and Haines, P.A. has examined the prospectus proposed to be filed with the Securities and Exchange Commission, the Indenture and such other documents as they have deemed pertinent. The assets of the New Jersey Series will consist of shares in entities each of which is taxed as a regulated investment company for federal income tax purposes, and each of which is classified as a "Qualified Investment Fund" under the New Jersey Gross Income Tax. Such entities are referred to as "New Jersey RICs," and such shares are referred to as "New Jersey RIC Shares." In the event that the New Jersey Series consists of assets other than New Jersey RIC Shares, its Unit holders will have New Jersey tax consequences different from or in addition to those described in this section.

     Neither the Sponsor nor its counsel have independently examined the New Jersey RIC Shares to be deposited in and held in the New Jersey Series. However, although no opinion is expressed with respect to the issuance of the New Jersey RIC Shares, in rendering the opinion expressed herein, it has been assumed that
(i) each New Jersey RIC qualifies as a regulated investment company for federal income tax purposes, and (ii) each New Jersey RIC satisfies the reporting and definitional requirements of a Qualified Investment Fund under the New Jersey Gross Income Tax.

     Based upon the foregoing, if the New Jersey Series is at all times operated in accordance with its governing documents and certain requirements of New Jersey tax law are met, and upon an investigation of such matters of law as were considered to be applicable, Herold and Haines, P.A. is of the opinion that, under existing provisions of the law of the State of New Jersey as of the date hereof:

     1. The New Jersey Series will be recognized as a trust and not an association taxable as a corporation. The New Jersey Series will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

     2. With respect to the non-corporate Unit holders who are residents of New Jersey, the income of the New Jersey Series which is allocable to each such Unit holder will be treated as the income of such Unit holder under the New Jersey Gross Income Tax. Interest received by the New Jersey Series from the underlying New Jersey RICs which would be exempt from New Jersey Gross Income Tax if directly received by such Unit holder will retain its status as tax-exempt interest when received by the New Jersey Series and distributed to such Unit holder.

     3. A non-corporate Unit holder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Series disposes of an interest in a New Jersey RIC (whether by redemption, sale or otherwise) or when the non-corporate Unit holder redeems or sells Units of the New Jersey Series. Any loss realized on such disposition may not be utilized to offset gains realized by such Unit holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

     4. Units of the New Jersey Series may be taxable on the death of a Unit holder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

     5. If a Unit holder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the New Jersey RICs in the New Jersey Series which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the New Jersey RICs by the New Jersey Series or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

     Any statements regarding tax matters made herein, including any attachments, cannot be relied upon by any person to avoid tax penalties and are not intended to be used or referred to in any marketing or promotional materials. To the extent this communication contains a tax statement or tax advice, Herold and Haines, P.A. does not and will not impose any limitation on disclosure of the tax treatment or tax structure of any transactions to which such tax statement or tax advice relates.

EXPERTS

     LEGAL MATTERS. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, acts as counsel for the trust and has passed upon the legality of the units.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The statements of financial condition, including the Trust Portfolios, appearing herein, have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance on such report given on the authority of such firm as experts in accounting and auditing.

PERFORMANCE INFORMATION

     Information contained in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of a trust strategy or the actual performance of a trust may be included from time to time in other prospectuses or advertising material and may reflect sales charges and expenses of a trust. The performance of a trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales charge and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.

DESCRIPTION OF RATINGS

STANDARD & POOR'S ISSUE CREDIT RATINGS

     A Standard & Poor's issue credit rating is a current opinion of the credit-worthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Long-term issue credit ratings

     Issue credit ratings are based, in varying degrees, on the following considerations:

     o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     o   Nature of and provisions of the obligation;

     o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

       AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

       CA A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-) The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

       N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

       Moody's Ratings

       Aaa Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

       A Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       Baa Bonds and preferred stock which are rated Baa are considered as medium- grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out standing investment characteristics and in fact have speculative characteristics as well.

       Ba Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.




                     CLAYMORE SECURITIES DEFINED PORTFOLIOS

                                PROSPECTUS-PART B

                                 AUGUST 24, 2005

     WHERE TO LEARN MORE
     You can contact us for free information about this and other investments.

     VISIT US ON THE INTERNET
     http://www.claymoresecurities.com

     BY E-MAIL
     invest@claymoresecurities.com

     CALL CLAYMORE
     (800) 345-7999
     Pricing Line (888) 248-4954

     CALL THE BANK OF NEW YORK
     (800) 701-8178 (investors)
     (800) 647-3383 (brokers)

     ADDITIONAL INFORMATION

         This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain a copy of this information (a duplication fee may be required):

     E MAIL:      publicinfo@sec.gov
     WRITE:       Public Reference Section
                  Washington, D.C. 20549-0102
     VISIT:       http://www.sec.gov (EDGAR Database)
     CALL:        1-202-942-8090 (only for information on the operation of the
                  Public Reference System)

         When units of the trust are no longer available, we may use this prospectus as a preliminary prospectus for a future trust. In this case you should note that:

         The information in this prospectus is not complete with respect to future trusts and may be changed. No one may sell units of a future trust until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell units and is not soliciting an offer to buy units in any state where the offer or sale is not permitted.



        CONTENTS
                                                              Investment Summary
--------------------------------------------------------------------------------
                         2      Overview

        Closed-End New York Municipal Portfolio, Series 3
--------------------------------------------------------------------------------
        A concise        2      Investment Objective
        description      2      Principal Investment Strategy
        of essential     2      Security Selection
        information      3      Principal Risks
        about the        4      Tax Status portfolio 4 Who Should Invest
                         4      Essential Information
                         4      Portfolio Diversification
                         5      Fees and Expenses
                         5      Example
                         6      Estimated Annual Income Distributions
                         7      Trust Portfolio

        Closed-End New Jersey Municipal Portfolio, Series 1
--------------------------------------------------------------------------------
        A concise        8      Investment Objective
        description      8      Principal Investment Strategy
        of essential     8      Security Selection
        information      8      Principal Risks
        about the        9      Tax Status
        portfolio       10      Who Should Invest
                        10      Essential Information
                        10      Portfolio Diversification
                        10      Fees and Expenses
                        11      Example
                        11      Estimated Annual Income Distributions
                        12      Trust Portfolio

                                                  Understanding Your Investments
--------------------------------------------------------------------------------
        Detailed        13      How to Buy Units
        information     17      How to Sell Your Units
        to help you     18      Distributions
        understand      19      Investment Risks
        your            22      How the Trust Works
        investment      23      General Information
                        24      Expenses
                        25      Report of Independent Registered Public
                                   Accounting Firm
                        26      Statements of Financial Condition

        For the Table of Contents of Part B, See Part B of the prospectus.

        Where to Learn More
--------------------------------------------------------------------------------
        You can contact us for      VISIT US ON THE INTERNET
        free information about      http://www.claymoresecurities.com
        these investments. BY E-MAIL
                           invest@claymoresecurities.com
                           CALL CLAYMORE (800) 345-7999
                           Pricing Line (888) 248-4954
                           CALL THE BANK OF NEW YORK
                           (800) 701-8178 (investors) / (800) 647-3383 (brokers)

        Additional Information
--------------------------------------------------------------------------------
        This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

          E-MAIL:  publicinfo@sec.gov
          WRITE:   Public Reference Section, Washington, D.C. 20549-0102
          VISIT:   http://www.sec.gov (EDGAR Database)
          CALL:    1-202-942-8090 (only for information on
                   the operation of the Public Reference Section)


        REFER TO:

          CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 245
                Securities Act file number: 333-127537
                Investment Company Act file number: 811-03763

     When units of the trust are no longer available, we may use this prospectus as a preliminary prospectus for a future trust. In this case you should note that:

     The information in this prospectus is not complete with respect to future trusts and may be changed. No one may sell units of a future trust until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell units and is not soliciting an offer to buy units in any state where the offer or sale is not permitted.


[photo of sword]

                                                             Claymore Securities
                                                              Defined Portfolios
                                                                      Series 245

                                                                      Prospectus
                                                           Dated August 24, 2005

                                        CLOSED-END NEW YORK MUNICIPAL PORTFOLIO,
                                                                        SERIES 3

                                      CLOSED-END NEW JERSEY MUNICIPAL PORTFOLIO,
                                                                        SERIES 1


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